UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05542

Name of Fund: BlackRock Income Trust, Inc. (BKT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income

              Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock 2022 Global Income Opportunity Trust (BGIO)

BlackRock Income Trust, Inc. (BKT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notices

BlackRock Income Trust, Inc.’s (BKT) and BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trusts”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2019

		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Fund	Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BlackRock 2022 Global Income Opportunity Trust	BGIO	$0.582661	$—	$—	$0.034289	$0.616950	94%	—%	—%	6%	100%
BlackRock Income Trust, Inc.	BKT	0.287558	—	—	0.125242	0.412800	70	—	—	30	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder's investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust's investment performance and should not be confused with "yield" or "income". When distributions exceed total return performance, the difference will reduce a Trust's net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website blackrock.com.

Managed Distribution Plan

BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT currently distributes a fixed amount of $.0344 per share on a monthly basis as of December 31, 2019.

The fixed amount distributed per share is subject to change at the discretion of the Board. BKT is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, BKT will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of December 31, 2019	BlackRock 2022 Global Income Opportunity Trust

Trust Overview

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trust”) investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value of the Trust’s common shares of beneficial interest, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust will terminate on or about February 28, 2022.

No assurance can be given that the Trust’s investment objective will be achieved. Risks relating to the Trust’s investment objective are described in further detail in the Notes to Financial Statements.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGIO
Initial Offering Date	February 27, 2017
Termination Date (on or about)	February 28, 2022
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($9.86)(a)	6.09%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000
Leverage as of December 31, 2019(c)	20%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$9.86	$8.32	18.51%	$10.00	$8.29
Net Asset Value	9.75	8.96	8.82	9.82	8.96

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

TRUST SUMMARY	5

Trust Summary as of December 31, 2019 (continued)	BlackRock 2022 Global Income Opportunity Trust

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception (a)
Trust at NAV(b)(c)	16.11%	6.31%
Trust at Market Price(b)(c)	26.46	6.16
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index(d)	2.21	1.68

(a)	The Trust commenced operations on February 27, 2017.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An unmanaged index that tracks the market for treasury bills used by the U.S. government that have a maturity of more than 1 month and less than 3 months, are rated investment grade and have a minimum $300 million par amount outstanding.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The Trust’s investment objective is, in part, to earn a total return that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”) by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust’s investment policies do not contemplate any meaningful amount of investment in securities that comprise the Index under normal market conditions; rather, the Trust uses the Index as a proxy for a risk-free rate of return that its investment objective seeks to exceed. Because the achievement of the Trust’s investment objective is measured on an annualized basis over the life of the Trust, the Trust’s performance may be more or less than the spread over the Index contained in the Trust’s investment objective during individual annual periods or for any period of time shorter than the life of the Trust. The Board considers certain factors to evaluate the Trust’s performance, such as the performance of the Trust relative to its investment objective and/or other information provided by BlackRock Advisors, LLC (the “Manager”).

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The most significant positive contributions to the Trust’s performance during the 12-month period came from exposure to credit-sensitive sectors, most notably U.S. high yield corporate bonds and emerging market debt. The Trust’s allocations to securitized assets also contributed meaningfully, in particular non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities and collateralized loan obligations.

There were no material detractors from the Trust’s performance.

Describe recent portfolio activity.

During the reporting period, the Trust increased exposure to European corporate credit, which the investment adviser favored for the attractive income when the bonds are hedged back into the dollar. The Trust also added to U.S. high yield credit, favoring short-term issues with an up-in-quality bias given their attractive income profile. Toward the latter part of the period, the investment adviser started to reduce the portfolio’s securitized asset allocation in areas where valuations had tightened over the year. In particular, the Fund decreased its exposure to non-agency MBS. The investment adviser looks to maintain diversified exposure to securitized assets, which continue to be a source of durable and attractive income, while tactically trading around near-term opportunities.

Describe portfolio positioning at period end.

As of December 31, 2019, the effective duration of the Trust’s portfolio was 2.62 years. The Trust maintained diversified exposure across non-government sectors, including emerging markets, high yield corporate bonds and securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock 2022 Global Income Opportunity Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/19		12/31/18
Corporate Bonds	49%		50%
Asset-Backed Securities	15		19
Non-Agency Mortgage-Backed Securities	15		15
Floating Rate Loan Interests	10		7
Foreign Agency Obligations	6		4
Preferred Securities	4		3
Short-Term Securities	—	(a)	1
U.S. Government Sponsored Agency Securities	1		1
Common Stocks	—	(a)	—
Options Purchased	—	(a)	—	(a)
Options Written	—	(b)	—

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Representing more than (1)% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (c)(d)

Credit Rating	12/31/19		12/31/18
AAA/Aaa(e)	—	%(a)	2%
AA/Aa	1		—	(a)
A	3		3
BBB/Baa	19		18
BB/Ba	28		26
B	25		24
CCC/Caa	3		4
CC	3		5
N/R	18		18

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes short-term securities, options purchased and options written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of December 31, 2019 (continued)	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($6.05)(a)	6.82%
Current Monthly Distribution per Common Share(b)	$0.0344
Current Annualized Distribution per Common Share(b)	$0.4128
Leverage as of December 31, 2019(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$6.05	$5.64	7.27%	$6.17	$5.64
Net Asset Value	6.30	6.25	0.80	6.50	6.23

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock Income Trust, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	7.91%	3.89%	3.38%
Trust at Market Price(a)(b)	14.83	4.66	4.78
FTSE Mortgage Index(c)	6.68	3.36	2.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged index (formerly known as Citigroup Mortgage Index) (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BKT is presenting the Reference Benchmark to accompany Trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributors to the Trust’s return during the 12-month period came from its allocation to agency collateralized mortgage obligations (“CMOs”), as well as its positioning in interest-only agency mortgage-backed security (“MBS”) derivatives. Security selection within the agency MBS sector was also additive, driven primarily by the performance of specified pool holdings. The Trust’s interest rate-based strategies represented the largest detractor from performance during the period.

The Trust held derivatives during the period as a part of its investment strategy and will have derivative exposure of more than 20% at certain times. Derivatives are utilized by the Trust in order to manage and/or take outright views on interest rates in the portfolio. In particular, the portfolio employed U.S. Treasury futures to manage duration (i.e., sensitivity to interest rate changes) bias and yield curve bias. The Trust’s interest rate derivatives positions detracted from performance during the period.

Describe recent portfolio activity.

The Trust increased exposure to agency CMOs and agency MBS pass-throughs during the period, favoring high coupon conventional mortgages. In addition, exposure to agency commercial mortgage-backed securities (“CMBS”) was trimmed, mainly by reducing the Trust’s position in Ginnie Mae interest-only securities.

Describe portfolio positioning at period end.

The Trust continues to maintain an overweight in well-structured agency CMOs and agency MBS interest-only derivatives, with a focus on structures collateralized by call protected and seasoned collateral that demonstrates more favorable prepayment characteristics. Within its allocation to Agency MBS pass-throughs, the Trust holds an overweight in higher coupon MBS relative to an underweight in lower coupons, motivated by attractive relative valuation and higher income. The Trust is positioned marginally long convexity (i.e., the rate at which duration changes in response to interest rate movements) relative to the benchmark, primarily through its agency CMO allocation.

The Trust held only marginal positions in other securitized assets such as legacy (pre-financial crisis) non-agency residential MBS and CMBS, preferring to isolate prepayment and structural characteristics in higher quality agency-backed assets rather than seek credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of December 31, 2019 (continued)	BlackRock Income Trust, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19		12/31/18
U.S. Government Sponsored Agency Securities	95%		111%
Non-Agency Mortgage-Backed Securities	3		3
Short-Term Securities	2		1
Asset-Backed Securities(a)	—		—
Borrowed Bonds(b)	—		—
TBA Sale Commitments	—	(b)	(15)

(a)	Representing less than 1% of the Trust’s total investments.
(b)	Representing more than (1)% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (c)(d)

	12/31/19		12/31/18
AAA/Aaa(e)	100%		98%
BBB	—	(a)	2

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes short-term securities, borrowed bonds and TBA sale commitments.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the 1940 Act, each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.0%

United States — 0.0%
Bristow Group, Inc.(a)(b)		2,526	$69,920

Total Common Stocks — 0.0% (Cost — $83,381)			69,920

	Par (000)

Asset-Backed Securities — 18.2%
Ajax Mortgage Loan Trust, Series 2017-D, Class A, 3.75%, 12/25/57(c)	USD	178	183,384
ALM VI Ltd., Series 2012-6A, Class DR3, (3 mo. LIBOR US + 5.05%), 7.05%, 07/15/26(c)(d)		1,000	923,565
ALM VII Ltd., Series 2013-7R2A, Class CR2, (3 mo. LIBOR US + 3.00%), 5.00%, 10/15/27(c)(d)		500	491,157
Anchorage Capital CLO Ltd., Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 4.54%, 01/28/31(c)(d)		1,000	955,063
Apidos CLO XVIII, Series 2018-18A, Class E, (3 mo. LIBOR US + 5.70%), 7.65%, 10/22/30(c)(d)		1,000	951,792
Apidos CLO XXI, Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.20%), 7.20%, 07/18/27(c)(d)		500	492,541
Ares XXXIV CLO Ltd., Series 2015-2A, Class E2, (3 mo. LIBOR US + 5.20%), 7.13%, 07/29/26(c)(d)		1,000	979,243
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 8.15%, 10/15/30(c)(d)		250	239,875
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 5.70%, 07/15/29(c)(d)		1,500	1,404,092
CarVal CLO II Ltd., Series 2019-1A(c)(d):
Class D, (3 mo. LIBOR US + 4.15%), 6.12%, 04/20/32		250	249,311
Class E, (3 mo. LIBOR US + 6.75%), 8.72%, 04/20/32		250	237,623
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 8.71%, 07/20/32(c)(d)		300	286,475
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.49%, 06/09/30(c)(d)		950	939,153
Cedar Funding VI CLO Ltd., Series 2016-6A(c)(d):
Class DR, (3 mo. LIBOR US + 3.00%), 4.97%, 10/20/28		1,000	962,021
Class ER, (3 mo. LIBOR US + 5.90%), 7.87%, 10/20/28		250	236,397
CIFC Funding II Ltd., Series 2015-2A, Class DR, 4.45%, 04/15/27(c)(e)		250	249,996
Conseco Finance Corp., Series 2001-D, Class B1, (1 mo. LIBOR + 2.50%), 4.24%, 11/15/32(d)		1,147	1,120,268
Conseco Finance Securitizations Corp., Series 2002-1, Class M2, 9.55%, 12/01/33(e)		2,500	2,624,742
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 5.03%, 10/25/36(c)(f)		1,000	1,023,572
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36(f)		803	808,640
Deutsche Financial Capital Securitization LLC, Series 1991-I, Class M, 6.80%, 04/15/28		853	889,255
Elevation CLO Ltd., Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.65%), 5.65%, 10/15/26(c)(d)		410	410,002
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.90%, 10/15/32(c)(d)		550	549,915
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.14%), 1.93%, 12/25/36(d)		623	356,574
Galaxy CLO XXIX Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 4.31%, 11/15/26(c)(d)		750	749,987

Security	Par (000)		Value

Asset-Backed Securities (continued)
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 7.68%, 10/29/29(c)(d)	USD	500	$477,454
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33		1,951	1,692,347
Long Beach Mortgage Loan Trust(d):
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.26%), 2.31%, 05/25/36		815	383,181
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.15%), 1.94%, 06/25/36		1,060	563,118
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.95%, 08/25/36		1,679	919,454
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 2.03%, 08/25/36		1,679	936,031
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 1.95%, 10/25/36		1,502	627,745
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 5.22%, 01/20/29(c)(d)		550	540,469
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 5.67%, 04/20/26(c)(d)		1,000	1,000,009
Madison Park Funding XXX Ltd., Series 2012-30X, Class C, 6.95%, 04/15/29(e)		250	226,515
Mariner CLO LLC, Series 2018-1A, Class E, (3 mo. LIBOR US + 6.89%), 8.83%, 04/30/32(c)(d)		250	240,441
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 2.05%, 08/25/37(d)		1,550	820,412
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(c)(e)		750	753,201
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 5.05%, 10/15/29(c)(d)		1,000	978,803
OCP CLO Ltd., Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 5.00%, 10/18/28(c)(d)		250	241,057
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.30%), 5.27%, 10/20/25(c)(d)		1,000	1,003,679
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 5.55%, 07/22/29(c)(d)		250	244,069
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 5.00%, 01/15/29(c)(d)		1,000	951,085
Palmer Square Loan Funding Ltd.(c):
Series 2018-4A, Class C, (3 mo. LIBOR US + 2.55%), 4.46%, 11/15/26(d)		1,800	1,716,816
Series 2019-2A, Class C, 5.22%, 04/20/27(e)		1,100	1,100,075
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 7.76%, 08/23/31(c)(d)		500	469,039
Regatta VI Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.70%), 4.67%, 07/20/28(c)(d)		500	477,523
Rockford Tower CLO Ltd.(c):
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.25%, 04/15/29(d)		1,000	969,412
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 4.62%, 10/20/30(d)		420	403,874
Series 2017-3A, Class SUB, 0.00%, 10/20/30(e)		250	195,132
Series 2018-1A, Class SUB, 0.00%, 05/20/31(e)		250	183,744
Series 2018-2A, Class SUB, 0.00%, 10/20/31(e)		250	187,100
TICP CLO VI Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 7.75%, 07/17/31(c)(d)		250	230,779
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 7.50%, 01/15/31(c)(d)		1,000	963,251
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 7.69%, 07/25/31(c)(d)		250	239,825

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
West CLO Ltd., Series 2013-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.54%, 11/07/25(c)(d)	USD	1,000	$1,002,948
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.22%, 07/20/28(c)(d)		250	249,645

Total Asset-Backed Securities — 18.2% (Cost — $39,908,354)			39,302,876

Corporate Bonds — 61.7%

Argentina — 0.9%
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(c)		1,078	667,348
Stoneway Capital Corp., 10.00%, 03/01/27(c)(g)		1,340	846,223
Telecom Argentina SA, 8.00%, 07/18/26(c)		429	407,685

			1,921,256

Australia — 0.1%
Santos Finance Ltd., 5.25%, 03/13/29		200	216,469

Brazil — 3.4%
Gol Finance, Inc., 7.00%, 01/31/25(c)		1,000	1,030,000
JBS Investments II GmbH, 5.75%, 01/15/28(c)		658	693,861
MARB BondCo PLC:
7.00%, 03/15/24		200	207,750
6.88%, 01/19/25(c)(g)		1,357	1,435,027
Minerva Luxembourg SA, 6.50%, 09/20/26(c)		557	592,857
Oi SA, (10.00% PIK), 10.00%, 07/27/25(h)		615	553,884
Petrobras Global Finance BV:
5.30%, 01/27/25		630	684,023
8.75%, 05/23/26(g)		659	846,485
6.00%, 01/27/28(g)		706	803,958
7.25%, 03/17/44		460	557,894

			7,405,739

Canada — 1.5%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(c)		312	329,160
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,500	1,350,000
NOVA Chemicals Corp., 5.25%, 06/01/27(c)(g)		1,495	1,536,112

			3,215,272

Chile — 1.2%
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(c)(g)		732	803,599
Geopark Ltd., 6.50%, 09/21/24(c)(g)		1,000	1,042,188
Latam Finance Ltd., 6.88%, 04/11/24(c)(g)		645	679,870

			2,525,657

China — 5.1%
21Vianet Group, Inc., 7.88%, 10/15/21		200	199,395
Anton Oilfield Services Group, 9.75%, 12/05/20		200	205,687
Central China Real Estate Ltd.:
7.33%, 01/27/20		200	199,250
6.75%, 11/08/21		200	199,132
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		200	204,750
8.60%, 04/08/24		200	206,500
China Aoyuan Group Ltd.:
7.50%, 05/10/21		200	205,200
8.50%, 01/23/22		200	210,750
7.95%, 02/19/23		400	424,000
China Evergrande Group:
7.00%, 03/23/20		200	199,125
9.50%, 04/11/22		235	224,206
4.25%, 02/14/23	HKD	4,000	467,769

Security	Par (000)		Value

China (continued)
China SCE Group Holdings Ltd.:
7.45%, 04/17/21	USD	300	$306,120
7.25%, 04/19/23		200	204,130
China Singyes Solar Technologies., (6.00% PIK), 6.00%, 12/19/22(b)(h)		286	257,140
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		400	402,500
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	210,000
Easy Tactic Ltd.:
9.13%, 07/28/22		200	210,578
8.63%, 02/27/24		200	207,437
8.13%, 07/11/24		200	203,500
Excel Capital Global Ltd.(U.S. Treasury Yield Curve Rate T-Note Contant Maturity + 9.34%), 7.00%(i)(j)		200	204,274
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	200,875
11.75%, 04/17/22		200	204,700
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	190,188
Greenland Global Investment Ltd.(3 mo. LIBOR US + 4.85%), 6.80%, 09/26/21(d)		200	199,201
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	189,330
Hilong Holding Ltd., 8.25%, 09/26/22		200	201,625
Huachen Energy Co. Ltd., 6.63%, 05/18/20(b)		300	143,438
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	186,250
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	209,500
KWG Group Holdings Ltd., 7.88%, 09/01/23		200	210,250
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		200	206,062
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		200	200,052
6.95%, 04/17/21		300	303,282
7.13%, 11/08/22		200	202,370
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	96,954
Redco Properties Group Ltd., 13.50%, 01/21/20		200	200,438
Rock International Investment Co., 6.63%, 03/27/20		350	158,047
Ronshine China Holdings Ltd.:
8.75%, 10/25/22		200	208,000
8.95%, 01/22/23		200	209,375
Scenery Journey Ltd., 11.00%, 11/06/20		200	204,500
Seazen Group Ltd., 7.50%, 01/22/21		200	200,625
Sunac China Holdings Ltd.:
7.25%, 06/14/22		200	205,442
7.50%, 02/01/24		200	205,350
Times China Holdings Ltd., 7.63%, 02/21/22		200	206,714
Wanda Group Overseas Ltd., 7.50%, 07/24/22		200	192,500
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	200,016
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		200	204,125
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,000
Zhenro Properties Group Ltd.:
9.15%, 03/08/22		200	206,250
8.70%, 08/03/22		200	203,500

			11,099,402

Colombia — 0.7%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(c)		400	405,875
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)		505	525,831
Gilex Holding Sarl, 8.50%, 05/02/23(c)		214	229,785
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(c)		400	360,000

			1,521,491

Czech Republic — 0.1%
Residomo SRO, 3.38%, 10/15/24	EUR	100	116,446

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Denmark — 0.2%
DKT Finance ApS, 7.00%, 06/17/23	EUR	280	$332,414

Dominican Republic — 0.5%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)(g)	USD	928	1,031,240

France — 1.6%
Altice France SA, 2.50%, 01/15/25	EUR	200	226,886
AXA SA(3 mo. LIBOR GBP + 3.27%), 5.63%, 01/16/54(i)	GBP	350	566,541
BNP Paribas SA(5 year USD Swap + 1.48%), 4.38%, 03/01/33(g)(i)	USD	800	864,123
BPCE SA, 5.15%, 07/21/24(c)(g)		600	658,469
Credit Agricole SA(5 year USD Swap + 1.64%), 4.00%, 01/10/33(c)(i)		750	791,620
Credit Mutuel Arkea SA, 3.38%, 03/11/31	EUR	200	263,402
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(d)		100	109,927

			3,480,968

Germany — 1.6%
ADLER Real Estate AG, 3.00%, 04/27/26		100	118,299
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(h)		100	117,357
Merck KGaA, (EURIBOR ICE Swap + 2.94%), 2.88%, 06/25/79(i)		600	721,060
Nidda Healthcare Holding GmbH, Series NOV, 3.50%, 09/30/24		100	115,675
Summit Properties Ltd., 2.00%, 01/31/25		100	109,366
thyssenkrupp AG:
1.88%, 03/06/23		185	207,969
2.88%, 02/22/24		364	420,976
ZF Europe Finance BV:
2.00%, 02/23/26		700	803,047
2.50%, 10/23/27		700	809,378

			3,423,127

Guatemala — 0.5%
Central American Bottling Corp., 5.75%, 01/31/27(c)(g)	USD	626	661,017
Energuate Trust, 5.88%, 05/03/27(c)		503	518,719

			1,179,736

Hong Kong — 0.2%
Coastal Emerald Ltd., 5.95%, 01/13/20		200	200,750
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	175,750
Pearl Holding III Ltd., 9.50%, 12/11/22		200	134,200

			510,700

India — 0.6%
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	208,500
Muthoot Finance Ltd., 6.13%, 10/31/22(c)		200	207,833
ReNew Power Ltd.:
6.45%, 09/27/22		200	206,438
6.67%, 03/12/24		200	207,000
Vedanta Resources Ltd., 7.13%, 05/31/23		500	492,969

			1,322,740

Indonesia — 0.4%
Alam Synergy Pte Ltd., 11.50%, 04/22/21		200	201,625
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	207,950
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		200	212,750
Perusahaan Listrik Negara PT, 4.88%, 07/17/49(j)		200	216,000

			838,325

Security	Par (000)		Value

Ireland — 1.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 02/15/25(c)(g)	USD	1,000	$1,048,750
4.75%, 07/15/27	GBP	140	194,531
Bank of Ireland Group PLC(5 year CMT + 2.50%), 4.13%, 09/19/27(i)	USD	500	505,999
C&W Senior Financing DAC, 6.88%, 09/15/27(c)(g)		841	899,306
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	110	149,713
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39	EUR	280	333,901

			3,132,200

Italy — 1.5%
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.00%, 06/08/48(i)		500	670,917
Buzzi Unicem SpA, 2.13%, 04/28/23		100	118,319
International Game Technology PLC, 4.75%, 02/15/23		100	122,703
Rossini Sarl, 6.75%, 10/30/25		200	249,578
Sisal Group SpA, 7.00%, 07/31/23(k)		69	79,816
Telecom Italia Capital SA, 6.38%, 11/15/33	USD	385	427,350
Telecom Italia SpA:
1.13%, 03/26/22(l)	EUR	100	112,331
4.00%, 04/11/24		100	124,088
UniCredit SpA:
6.57%, 01/14/22(c)(g)	USD	700	751,819
(5 year EUR Swap + 2.40%), 2.00%, 09/23/29(i)	EUR	600	665,327

			3,322,248

Japan — 0.2%
SoftBank Group Corp.:
4.00%, 04/20/23		200	239,310
4.75%, 07/30/25		100	123,094

			362,404

Jersey — 0.1%
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)		240	278,226

Lithuania — 0.2%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(c)	USD	429	414,521

Luxembourg — 0.7%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	100	115,518
4.13%, 08/01/25		200	235,086
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22		100	111,890
INEOS Group Holdings SA, 5.38%, 08/01/24		100	116,377
Intelsat Jackson Holdings SA:
5.50%, 08/01/23	USD	632	542,913
8.50%, 10/15/24(c)		234	213,134
Intelsat SA, 4.50%, 06/15/25(l)		94	61,887
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	116,769

			1,513,574

Mexico — 2.6%
Axtel SAB de CV, 6.38%, 11/14/24(c)(g)	USD	1,000	1,055,000
BBVA Bancomer SA, 6.75%, 09/30/22(c)		500	544,375
Cemex SAB de CV, 3.13%, 03/19/26	EUR	200	232,753
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)	USD	444	488,955
Cydsa SAB de CV, 6.25%, 10/04/27(c)(g)		800	823,250
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(c)		460	470,350
Petroleos Mexicanos:
6.50%, 03/13/27		417	441,801
5.35%, 02/12/28		119	117,810

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mexico (continued)
Trust F/1401, 6.95%, 01/30/44	USD	1,192	$1,383,465

			5,557,759

Mongolia — 0.1%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	194,188

Netherlands — 2.7%
ABN AMRO Bank NV(5 year USD Swap + 2.20%), 4.40%, 03/27/28(i)		800	832,280
ASR Nederland NV(5 year EUR Swap + 4.00%), 3.38%, 05/02/49(i)(j)	EUR	400	497,791
ING Groep NV(5 year USD ICE Swap + 1.94%), 4.70%, 03/22/28(i)	USD	800	840,824
InterXion Holding NV, 4.75%, 06/15/25	EUR	200	242,287
NN Group NV(3 mo. Euribor + 4.95%), 4.63%, 01/13/48(i)		500	675,123
OCI NV, 5.00%, 04/15/23		180	209,730
OI European Group BV, 2.88%, 02/15/25		100	116,225
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(h)		100	119,589
United Group BV, 4.88%, 07/01/24		440	514,523
VZ Vendor Financing BV, 2.50%, 01/31/24		100	114,413
Ziggo BV, 5.50%, 01/15/27(c)(g)	USD	1,540	1,636,250

			5,799,035

Panama — 0.5%
Avianca Holdings SA, 9.00%, 05/10/23(c)		957	880,440
Promerica Financial Corp., 9.70%, 05/14/24(c)		200	207,938

			1,088,378

Peru — 0.7%
Nexa Resources SA, 5.38%, 05/04/27(c)(g)		1,350	1,436,062

Portugal — 0.3%
EDP — Energias de Portugal SA(5 year EUR Swap + 4.29%), 4.50%, 04/30/79(i)	EUR	500	626,750

Saudi Arabia — 0.4%
Saudi Arabian Oil Co., 3.50%, 04/16/29(c)	USD	215	222,928
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44		600	720,000

			942,928

Singapore — 0.6%
Mulhacen Pte Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 08/01/23(h)	EUR	310	285,595
Puma International Financing SA, 5.13%, 10/06/24(c)	USD	1,000	970,000

			1,255,595

South Africa — 0.2%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(c)		254	271,145
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	200	228,897

			500,042

Spain — 0.9%
Banco de Sabadell SA(5 year EUR Swap + 5.10%), 5.38%, 12/12/28(i)		400	510,680
Banco Santander SA, 2.13%, 02/08/28		500	601,411
Cirsa Finance International Sarl, 7.88%, 12/20/23(c)	USD	200	211,434
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(i)(j)	EUR	100	109,590
Hipercor SA, 3.88%, 01/19/22		300	359,221
Iberdrola International BV(5 year EUR Swap + 2.97%), 3.25%(i)(j)		200	246,213

			2,038,549

Sweden — 0.1%
Verisure Holding AB, 3.50%, 05/15/23		144	166,249

Security	Par (000)		Value

Sweden (continued)
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	$115,395

			281,644

Ukraine — 0.5%
MHP Lux SA, 6.25%, 09/19/29(c)	USD	1,000	978,750

United Kingdom — 2.3%
AA Bond Co. Ltd., 4.25%, 07/31/43	GBP	300	402,905
Arrow Global Finance PLC, 5.13%, 09/15/24		240	323,308
B&M European Value Retail SA, 4.13%, 02/01/22		100	133,785
Barclays Bank PLC, 6.63%, 03/30/22	EUR	300	384,311
Barclays PLC:
(5 year EUR Swap + 2.45%), 2.63%, 11/11/25(i)		100	114,196
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28(i)		400	455,830
4.84%, 05/09/28(g)	USD	500	539,292
Cabot Financial Luxembourg II SA(3 mo. Euribor + 6.38%), 6.38%, 06/14/24(d)	EUR	100	116,376
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	137,443
CPUK Finance Ltd., 4.25%, 02/28/47		100	134,541
eG Global Finance PLC:
3.63%, 02/07/24	EUR	275	309,084
4.38%, 02/07/25		100	112,170
GKN Holdings Ltd., 5.38%, 09/19/22	GBP	100	143,645
HSBC Holdings PLC, 5.25%, 03/14/44(g)	USD	700	885,449
Ladbrokes Group Finance PLC:
5.13%, 09/16/22	GBP	7	9,341
5.13%, 09/08/23		200	287,372
Pinnacle Bidco PLC, 6.38%, 02/15/25		100	138,421
Premier Foods Finance PLC, 6.25%, 10/15/23		100	138,712
Stonegate Pub Co. Financing PLC(3 mo. LIBOR GBP + 6.25%), 7.05%, 03/15/22(d)		100	133,122

			4,899,303

United States — 27.0%
Ambac Assurance Corp., 5.10%, 06/07/20(c)	USD	23	33,496
Ambac LSNI LLC(3 mo. LIBOR US + 5.00%), 6.94%, 02/12/23(c)(d)		540	546,944
American Airlines Group, Inc.:
5.00%, 06/01/22(c)(g)		1,214	1,270,147
4.87%, 04/22/25(a)		211	218,712
4.00%, 12/15/25(a)(e)		179	180,342
American Energy- Permian Basin LLC, 12.00%, 10/01/24(c)		712	487,720
Arconic, Inc., 6.75%, 01/15/28(g)		1,540	1,809,038
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/27(c)		278	312,750
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	115,535
Bausch Health Cos., Inc.:
4.50%, 05/15/23		100	113,572
9.00%, 12/15/25(c)(g)	USD	844	959,797
Berry Global, Inc., 1.00%, 01/15/25(k)	EUR	100	112,578
Boyd Gaming Corp., 4.75%, 12/01/27(c)	USD	265	275,269
Bruin E&P Partners LLC, 8.88%, 08/01/23(c)		57	37,050
Caesars Entertainment Corp., 5.00%, 10/01/24(l)		248	476,470
Calpine Corp.(c):
4.50%, 02/15/28		817	824,247
5.13%, 03/15/28		912	930,878
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(c)		664	688,900
Carlson Travel, Inc., 6.75%, 12/15/23(c)(g)		886	903,720
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23(g)		210	213,118
Centennial Resource Production LLC, 5.38%, 01/15/26(c)(g)		1,000	982,500

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, 03/30/29(g)	USD	800	$907,726
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		400	449,784
Cheniere Energy Partners LP, 4.50%, 10/01/29(c)		193	198,327
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(c)(h)(l)		677	694,474
Chesapeake Energy Corp., 11.50%, 01/01/25(c)		1,153	1,089,585
Citgo Holding, Inc., 9.25%, 08/01/24(c)		224	240,240
Citigroup, Inc., 6.68%, 09/13/43(g)		500	730,056
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(c)		433	450,883
Commercial Metals Co., 5.38%, 07/15/27		95	99,750
Crown European Holdings SA:
2.25%, 02/01/23	EUR	100	116,935
0.75%, 02/15/23		100	112,205
DaVita, Inc., 5.00%, 05/01/25(g)	USD	875	900,156
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(c)		1,038	1,049,991
Energen Corp., 4.63%, 09/01/21		72	73,691
Equinix, Inc., 2.88%, 03/15/24	EUR	100	115,816
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)(g)	USD	1,050	1,057,675
Ford Motor Credit Co. LLC:
3.02%, 03/06/24	EUR	230	272,712
5.58%, 03/18/24	USD	292	316,102
2.33%, 11/25/25	EUR	100	114,270
Forestar Group, Inc., 8.00%, 04/15/24(c)	USD	488	530,700
Frontier Communications Corp.(c)(g):
8.50%, 04/01/26		1,500	1,518,750
8.00%, 04/01/27		914	955,130
Golden Entertainment, Inc., 7.63%, 04/15/26(c)		149	157,940
Goldman Sachs Group, Inc., 5.15%, 05/22/45(g)		700	860,464
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		150	158,625
HCA, Inc., 5.88%, 02/15/26(g)		1,540	1,751,180
Hertz Corp., 7.63%, 06/01/22(c)		180	187,200
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	110	128,359
IQVIA, Inc., 3.25%, 03/15/25		100	114,401
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(c)(g)	USD	1,540	1,609,300
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	115,264
Jagged Peak Energy LLC, 5.88%, 05/01/26(g)	USD	649	670,080
KB Home, 7.63%, 05/15/23		189	211,680
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	110	127,681
5.50%, 04/15/24(c)	USD	150	154,515
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 09/01/26(g)		1,600	1,684,000
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 03/24/25	EUR	100	123,649
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(c)	USD	421	443,650
NGPL PipeCo LLC, 7.77%, 12/15/37(c)(g)		1,000	1,291,183
NRG Energy, Inc., 4.45%, 06/15/29(c)		75	78,570
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(c)(g)		1,495	1,633,287
Pacific Drilling SA, 8.38%, 10/01/23(c)		148	135,050
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(c)		42	45,255
Parsley Energy LLC/Parsley Finance Corp., 6.25%, 06/01/24(c)(g)		403	419,120
Post Holdings, Inc., 5.00%, 08/15/26(c)(g)		1,540	1,626,625
PulteGroup, Inc., 5.50%, 03/01/26		302	337,485
QEP Resources, Inc., 6.88%, 03/01/21		190	196,650
Quicken Loans, Inc., 5.75%, 05/01/25(c)(g)		1,638	1,693,282

Security	Par (000)		Value

United States (continued)
Refinitiv US Holdings, Inc., 4.50%, 05/15/26	EUR	200	$244,138
Sabre GLBL, Inc., 5.38%, 04/15/23(c)	USD	400	409,800
Scientific Games International, Inc., 7.00%, 05/15/28(c)		280	300,300
SES SA(5 year EUR Swap + 5.40%), 5.63%(i)(j)	EUR	200	251,261
Sirius XM Radio, Inc., 4.63%, 07/15/24(c)	USD	535	561,750
Sprint Corp., 7.88%, 09/15/23(g)		787	868,321
Sunoco LP/Sunoco Finance Corp., Series WI, 4.88%, 01/15/23(g)		607	620,670
Talen Energy Supply LLC(c):
7.25%, 05/15/27(g)		730	768,106
6.63%, 01/15/28		386	393,720
Taylor Morrison Communities, Inc.(c):
5.88%, 06/15/27		366	402,600
5.75%, 01/15/28(g)		1,287	1,402,830
Tenet Healthcare Corp.(c):
4.63%, 09/01/24		528	550,493
4.88%, 01/01/26(g)		872	913,333
TransDigm, Inc.(g):
6.50%, 05/15/25		1,540	1,601,600
6.25%, 03/15/26(c)		512	554,296
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(c)(g)		1,156	1,225,784
TRI Pointe Group, Inc.:
4.88%, 07/01/21(g)		676	692,900
5.25%, 06/01/27		295	308,275
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 11/01/29		161	162,617
United Rentals North America, Inc., 4.88%, 01/15/28(g)		1,500	1,561,845
VeriSign, Inc., 4.75%, 07/15/27(g)		414	436,770
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(c)		252	262,710
Vistra Energy Corp., 5.88%, 06/01/23		28	28,645
Vistra Operations Co. LLC, 5.00%, 07/31/27(c)		450	470,241
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/23(g)		1,500	1,501,875
William Lyon Homes, Inc., 6.63%, 07/15/27(c)(g)		853	925,505
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	162	187,530
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)	USD	280	300,300
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 01/15/27(c)(g)		832	845,520
Zekelman Industries, Inc., 9.88%, 06/15/23(c)		29	30,486

			58,226,457

Vietnam — 0.1%
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	255,625

Total Corporate Bonds — 61.7% (Cost — $129,842,495)			133,245,220

Floating Rate Loan Interests(d) — 12.2%

Canada — 0.7%
WestJet Airlines Ltd., Term Loan B, 12/11/26(m)		1,535	1,547,341

Luxembourg — 0.2%
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (6 mo. LIBOR + 4.50%, 1.00% Floor), 6.43%, 01/02/24		430	433,191

Netherlands — 0.5%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		1,031	1,039,075

United Kingdom — 0.1%
Connect Finco Sarl, Term Loan B, 12/11/26(m)		308	309,690

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States — 10.7%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%), 9.91%, 08/09/25	USD	1,130	$1,135,559
Acadia Healthcare Co., Inc., 2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.30%, 02/16/23		530	531,170
Advanced Drainage Systems Inc, Term Loan B, (3 mo. LIBOR + 2.25%), 4.00%, 07/31/26		39	39,260
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(a)		240	242,294
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.39%, 02/05/24		1,128	1,135,350
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 6.55%, 11/03/25		400	367,991
Bristow Group, Inc., Prepetition Term Loan, (1 mo. LIBOR + 8.00%), 10.50%, 05/10/22(a)		159	158,971
Buckeye Partners LP, 2019 Term Loan B, (1 mo. LIBOR + 2.75%), 4.44%, 11/01/26		781	787,186
California Resources Corp., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 6.55%, 12/31/22		893	795,886
Chesapeake Energy Corp., 2019 Last Out Term Loan, 9.93%, 06/09/24(m)		550	565,581
CITGO Holding Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.80%, 08/01/23		399	405,815
CLGF Holdco 1 LLC, Term Loan, (3 mo. LIBOR + 5.00%), 6.91%, 12/31/20(a)		1,250	1,243,750
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		248	248,821
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26		870	868,011
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 08/13/25(a)		559	561,101
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/01/24		1,552	1,552,200
Genesee & Wyoming, Inc., Term Loan, 3.91%, 11/06/26(m)		239	241,048
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		309	309,734
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27		492	495,741
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 3.94%, 12/14/24		877	877,738
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		45	45,185
Lamar Media Corp., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.56%, 03/14/25		34	33,898
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		415	417,906
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(a)		1,504	1,443,840
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.80%, 12/10/24		797	804,723
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 7.89%, 08/07/23(a)		316	303,231
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25		1,452	1,446,822
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.06%, 02/28/25(a)		845	765,083
Roundpoint Mortgage Servicing Corp., 2018 Term Loan, (1 mo. LIBOR + 3.37%), 5.16%, 08/08/20(a)		1,261	1,260,095
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 08/14/24		1,552	1,554,932
Select Medical Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.58%, 03/06/25		145	144,826

Security	Par (000)		Value

United States (continued)
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25	USD	158	$156,578
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 11/21/24		848	851,258
TransDigm, Inc., 2018 Term Loan F, 06/09/23(m)		757	759,199
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/24/25		540	542,732

			23,093,515

Total Floating Rate Loan Interests — 12.2% (Cost — $26,524,337)			26,422,812

Foreign Agency Obligations — 8.0%

Argentina — 0.0%
Argentine Republic Government International Bond, 6.88%, 04/22/21		153	81,998

Bahrain — 0.2%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		410	477,138

Colombia — 1.1%
Colombia Government International Bond:
4.38%, 07/12/21		215	221,920
8.13%, 05/21/24		590	724,410
4.50%, 01/28/26(g)		671	731,390
3.88%, 04/25/27(g)		670	710,200

			2,387,920

Dominican Republic — 0.2%
Dominican Republic International Bond, 5.50%, 01/27/25		461	497,016

Egypt — 1.8%
Egypt Government Bond:
16.00%, 06/11/22	EGP	3,249	209,150
14.30%, 09/03/22		7,035	440,331
Egypt Government International Bond:
5.75%, 04/29/20(g)	USD	1,051	1,060,853
7.60%, 03/01/29(c)		256	279,920
7.60%, 03/01/29		350	382,703
6.38%, 04/11/31	EUR	737	883,528
8.50%, 01/31/47(c)	USD	488	541,832

			3,798,317

Indonesia — 0.8%
Indonesia Government International Bond:
4.75%, 01/08/26		200	222,187
4.10%, 04/24/28		200	217,125
Indonesia Treasury Bond:
8.38%, 09/15/26	IDR	8,525,000	658,886
6.13%, 05/15/28		10,559,000	716,483

			1,814,681

Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22		200	186,950

Mexico — 0.2%
Mexico Government International Bond, 4.15%, 03/28/27		320	342,700

Nigeria — 0.6%
Nigeria Government International Bond(g):
6.38%, 07/12/23		232	247,588
7.63%, 11/21/25		860	950,300

			1,197,888

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Paraguay — 0.1%
Paraguay Government International Bond, 5.40%, 03/30/50(c)	IDR	250	$287,031

Qatar — 1.1%
Qatar Government International Bond:
4.50%, 04/23/28		920	1,054,550
4.00%, 03/14/29(c)(g)	USD	1,145	1,279,895

			2,334,445

Russia — 0.3%
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		400	446,750
4.25%, 06/23/27		200	218,400

			665,150

Saudi Arabia — 0.7%
Saudi Government International Bond:
4.38%, 04/16/29(c)		200	223,500
4.50%, 04/17/30(g)		1,200	1,359,000

			1,582,500

South Africa — 0.1%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		112	120,050

Sri Lanka — 0.2%
Sri Lanka Government International Bond:
7.85%, 03/14/29		200	201,853
7.55%, 03/28/30		200	197,487

			399,340

Ukraine — 0.5%
Ukraine Government International Bond:
7.75%, 09/01/22		100	107,500
7.75%, 09/01/23		230	249,263
8.99%, 02/01/24		224	251,440
7.75%, 09/01/25		439	478,290

			1,086,493

Total Foreign Agency Obligations — 8.0% (Cost — $16,440,052)			17,259,617

Non-Agency Mortgage-Backed Securities — 18.8%

Collateralized Mortgage Obligations — 2.4%
Alternative Loan Trust, Series 2007-AL1, Class A1, (1 mo. LIBOR US + 0.25%), 2.04%, 06/25/37(d)		779	640,343
ARI Investments LLC, 4.59%, 01/06/25(a)(e)		797	797,483
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.51%, 12/26/37(c)(e)		1,042	1,011,417
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A5, 8.00%, 08/25/34(c)		948	1,003,893
RALI Trust, Series 2006-QO6, Class A1, (1 mo. LIBOR US + 0.18%), 1.97%, 06/25/46(d)		2,924	1,120,095
Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 4.47%, 03/25/38(e)		593	606,695

			5,179,926

Commercial Mortgage-Backed Securities — 16.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(c)(e)		380	372,359
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.05%), 4.79%, 12/15/36(c)(d)		190	189,890
Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 3.29%, 12/25/37(c)(d)		2,000	1,905,432

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
BBCMS Mortgage Trust(c)(d):
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.50%), 5.24%, 08/15/36	USD	550	$549,670
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 3.19%, 03/15/37		500	498,760
BBCMS Trust(c):
Series 2015-STP, Class E, 4.28%, 09/10/28(e)		1,000	992,762
Series 2019-CLP, Class D, (1 mo. LIBOR US + 1.73%), 3.47%, 12/15/31(d)		424	421,866
Benchmark Mortgage Trust, Series 2018-B7, Class C, 4.86%, 05/15/53(e)		1,000	1,103,318
BX Commercial Mortgage Trust, Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 4.74%, 11/15/35(c)(d)		700	700,654
BX Trust, Series 2019-OC11, Class E, 4.08%, 12/09/41(c)		652	630,480
BXP Trust, Series 2017-CC(c)(e):
Class D, 3.55%, 08/13/37		180	182,556
Class E, 3.55%, 08/13/37		350	343,511
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 3.89%, 12/15/37(c)(d)		633	635,156
CCRE Commercial Mortgage Trust, Series 2019-FAX, Class E, 4.64%, 01/15/39(c)(e)		1,000	1,078,185
CFCRE Commercial Mortgage Trust, Class C(e):
Series 2011-C1, 6.09%, 04/15/44(c)		1,000	1,037,446
Series 2016-C3, 4.75%, 01/10/48		1,000	1,060,605
Citigroup Commercial Mortgage Trust(e):
Series 2015-GC27, Class C, 4.43%, 02/10/48		1,000	1,026,756
Series 2016-C1, Class C, 4.95%, 05/10/49		534	573,768
Series 2016-C1, Class D, 4.95%, 05/10/49(c)		1,000	1,020,381
Series 2016-P3, Class D, 2.80%, 04/15/49(c)		500	435,436
COMM Mortgage Trust, Series 2015-CR23(c)(e):
Class CMC, 3.68%, 05/10/48		1,000	1,000,932
Class CMD, 3.68%, 05/10/48		1,150	1,150,507
Class CME, 3.68%, 05/10/48		600	599,676
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.19%, 04/10/37(c)(e)		499	482,009
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(e)		11,000	645,040
DBUBS Mortgage Trust(c)(e):
Series 2011-LC1A, Class E, 5.70%, 11/10/46		1,000	1,020,969
Series 2017-BRBK, Class F, 3.53%, 10/10/34		390	384,665
GS Mortgage Securities Corp. Trust, Series 2017-500K(c)(d):
Class D, (1 mo. LIBOR US + 1.30%), 3.04%, 07/15/32		120	119,850
Class E, (1 mo. LIBOR US + 1.50%), 3.24%, 07/15/32		240	239,618
Class F, (1 mo. LIBOR US + 1.80%), 3.54%, 07/15/32		10	10,000
Class G, (1 mo. LIBOR US + 2.50%), 4.24%, 07/15/32		70	69,958
GS Mortgage Securities Trust, Series 2017-GS7(c):
Class D, 3.00%, 08/10/50		375	352,469
Class E, 3.00%, 08/10/50		300	275,621
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48(c)(e)		1,619	1,603,623
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.64%, 03/15/50(c)(e)		1,240	1,281,744
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFX, 5.54%, 07/05/33(c)		250	257,258

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
LSTAR Commercial Mortgage Trust, Series 2017-5(c)(e):
Class C, 4.87%, 03/10/50	USD	1,000	$1,009,740
Class X, 1.08%, 03/10/50		12,096	479,610
MAD Mortgage Trust, Series 2017-330M(c)(e):
Class D, 3.98%, 08/15/34		130	131,783
Class E, 4.03%, 08/15/34		180	179,074
Morgan Stanley Bank of America Merrill Lynch Trust, Class D:
Series 2015-C23, 4.13%, 07/15/50(c)(e)		1,000	998,419
Series 2015-C25, 3.07%, 10/15/48		39	37,423
Morgan Stanley Capital I Trust:
Series 2017-H1, Class D, 2.55%, 06/15/50(c)		1,010	871,468
Series 2017-H1, Class XD, 2.20%, 06/15/50(c)(e)		8,625	1,203,791
Series 2018-H4, Class C, 5.08%, 12/15/51(e)		711	784,035
Series 2018-MP, Class E, 4.28%, 07/11/40(c)(e)		250	248,135
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 4.29%, 07/15/35(c)(d)		220	219,998
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.60%), 4.34%, 03/15/34(c)(d)		1,000	1,004,380
Morgan Stanley Capital I Trust 2019-NUGS, Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 1.76%, 12/15/36(c)(d)		500	498,123
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class E, 4.06%, 04/10/37(c)(e)		170	163,140
Olympic Tower Mortgage Trust, Series 2017-OT(c)(e):
Class D, 3.95%, 05/10/39		140	144,018
Class E, 3.95%, 05/10/39		190	191,919
RAIT Trust, Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.50%), 4.20%, 06/15/37(c)(d)		118	117,245
US 2018-USDC, Series 2018-USDC, Class E, 4.49%, 05/13/38(c)(e)		770	787,974
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class D, 3.60%, 12/15/48(e)		305	302,148
Series 2016-C37, Class C, 4.49%, 12/15/49(e)		1,000	1,056,995
Series 2016-NXS5, Class D, 4.87%, 01/15/59(e)		500	525,365
Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.16%), 3.90%, 12/15/36(c)(d)		99	98,448

			35,306,161

Total Non-Agency Mortgage-Backed Securities — 18.8% (Cost — $38,491,431)			40,486,087

Preferred Securities

Capital Trusts — 4.6%

Belgium — 0.1%
Solvay Finance SA, 5.43%(i)(j)	EUR	140	180,986

China — 0.3%
Agile Group Holdings Ltd., 6.88%(i)(j)	USD	200	199,875
King Talent Management Ltd., 5.60%(i)(j)		200	175,750
Yancoal International Resources Development Co. Ltd., 5.75%(i)(j)		235	234,979

			610,604

Denmark — 0.4%
Orsted A/S, 2.25%(i)	EUR	800	936,826

France — 1.6%
AXA SA, 3.25%(i)(j)		700	894,154
Electricite de France SA, 5.38%(i)(j)		100	129,484
Engie SA, 3.25%(i)(j)		700	860,765
Societe Generale SA, 5.63%	USD	700	846,664
TOTAL SA, 3.37%(i)(j)	EUR	600	768,604

			3,499,671

Security	Par (000)		Value

Germany — 0.6%
ATF Netherlands BV, 3.75%(i)(j)	EUR	200	$239,483
Volkswagen International Finance NV(i)(j):
3.88%		500	607,120
4.63%		300	383,184
Series NC6, 3.38%		100	119,708

			1,349,495

Hong Kong — 0.1%
FWD Ltd., 5.50%(i)(j)	USD	200	191,648

Netherlands — 0.1%
Koninklijke KPN NV, 2.00%(i)(j)	EUR	100	114,223

South Korea — 0.1%
KDB Life Insurance Co. Ltd., 7.50%(i)(j)	USD	200	199,625

Spain — 0.7%
Bankia SA, 6.00%(i)(j)	EUR	200	236,828
Naturgy Finance BV, 4.13%(i)(j)		100	121,424
Repsol International Finance BV, 3.88%(i)(j)	USD	100	116,706
Telefonica Europe BV(i)(j):
3.75%		400	472,244
3.88%		500	609,463
4.38%		100	125,070

			1,681,735

Switzerland — 0.3%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%(i)		500	550,125
Holcim Finance Luxembourg SA, 3.00%(i)(j)		100	118,339

			668,464

Switzerland — 0.1%
Holcim Finance Luxembourg SA, 3.00%(i)(j)		100	118,339

United Kingdom — 0.1%
NGG Finance PLC, 1.63%(i)		100	113,581
Vodafone Group PLC, 3.10%(e)		100	117,778

			231,359

United States — 0.1%
Belden, Inc., 4.13%		100	120,000

Total Capital Trusts — 4.6% (Cost — $9,292,117)			9,902,975

		Shares

Preferred Stocks — 0.1%

United States — 0.1%
Bristow Group, Inc.(a)(j):
0.00%(c)		1	60,849
Series AI, 0.00%		1	25,713

Total Preferred Stocks — 0.1% (Cost — $55,804)			86,562

Total Preferred Securities — 4.7% (Cost — $9,349,721)			9,989,537

		Par

U.S. Government Sponsored Agency Securities — 0.8%

Collateralized Mortgage Obligations — 0.6%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 4.79%, 10/25/29(d)	USD	106	110,901
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 6.94%, 10/25/29(d)		1,000	1,154,209

			1,265,110

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27(c)(e)	USD	500	$491,705

Total U.S. Government Sponsored Agency Securities — 0.8% (Cost — $1,579,414)			1,756,815

Total Long-Term Investments — 124.4% (Cost — $262,217,385)			268,532,884

Short-Term Securities — 0.5%

Foreign Agency Obligations — 0.4%
Egypt Treasury Bills(n):
17.20%, 05/26/20	EGP	3,400	199,757
17.60%, 05/26/20		11,650	684,461

Total Foreign Agency Obligations — 0.4% (Cost — $854,347)			884,218

		Shares

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.52%(o)(p)		182,194	182,194

Total Money Market Funds — 0.1% (Cost — $182,194)			182,194

Total Short-Term Securities — 0.5% (Cost — $1,036,541)			1,066,412

Options Purchased — 0.0% (Cost — $152,578)			22,345

Total Investments Before Options Written — 124.9% (Cost — $263,406,504)			269,621,641

Options Written — (0.0)% (Premiums Received — $44,046)			(9,379)

Total Investments, Net of Options Written — 124.9% (Cost — $263,362,458)			269,612,262

Liabilities in Excess of Other Assets — (24.9)%			(53,703,624)

Net Assets — 100.0%			$215,908,638

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	When-issued security.
(l)	Convertible security.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Rates shown are discount rates or a range of discount rates as of period end.
(o)	Annualized 7-day yield as of period end.

(p)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,363,454	(2,181,260)	182,194	$182,194	$99,672	$2	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Credit Suisse Securities (USA) LLC	1.90%	02/26/19	Open	$590,480	$602,970	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	2.00	03/11/19	Open	653,689	666,417	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	04/09/19	Open	158,813	159,935	Corporate Bonds	Open/Demand

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.75%	04/09/19	Open	$960,351	$976,631	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.90	04/09/19	Open	727,371	740,507	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	04/09/19	Open	548,750	559,066	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	04/09/19	Open	558,750	569,254	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.20	04/09/19	Open	1,173,000	1,194,184	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/09/19	Open	861,880	879,674	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/09/19	Open	1,115,625	1,138,658	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/09/19	Open	1,185,679	1,210,158	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/09/19	Open	462,000	471,538	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/09/19	Open	980,625	1,000,871	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.30	04/09/19	Open	662,008	675,921	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/09/19	Open	1,063,200	1,081,710	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	04/09/19	Open	725,000	739,968	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	04/10/19	Open	675,938	688,602	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	04/10/19	Open	696,500	709,350	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	1,106,381	1,129,903	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	867,116	885,551	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	878,063	895,681	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	847,500	865,518	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	582,113	594,627	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	815,120	831,281	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	1,002,140	1,022,727	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	1,391,250	1,419,498	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	136,688	139,293	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	480,000	489,494	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	834,505	851,050	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	635,400	647,998	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	1,300,950	1,327,365	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	1,270,750	1,298,069	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	04/10/19	Open	626,145	638,559	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	05/07/19	Open	405,950	412,304	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	07/05/19	Open	1,133,573	1,148,285	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	07/18/19	Open	633,150	640,846	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/28/19	Open	838,250	844,909	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/28/19	Open	820,000	826,514	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.04	08/28/19	Open	815,500	821,979	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	421,875	425,607	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	708,750	715,021	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	765,000	771,768	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,309,000	1,320,581	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,280,094	1,291,419	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,282,050	1,293,393	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,052,500	1,061,812	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	842,500	849,954	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,285,900	1,297,277	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,407,175	1,419,625	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,305,150	1,316,697	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	687,440	693,522	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,391,775	1,404,088	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	352,418	355,535	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	335,498	338,466	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	1,354,000	1,365,979	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	08/28/19	Open	525,690	530,341	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/29/19	Open	715,901	722,056	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/29/19	Open	644,015	649,552	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/29/19	Open	554,800	559,570	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	08/29/19	Open	740,340	746,705	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.00	11/12/19	Open	200,100	200,372	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	11/27/19	Open	1,031,940	1,034,068	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	11/27/19	Open	1,260,559	1,263,162	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.25	11/27/19	Open	788,968	790,595	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.30	12/27/19	Open	740,110	740,346	Corporate Bonds	Open/Demand

				$54,203,751	$54,954,376

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	427	03/31/20	$92,019	$(82,755)

Short Contracts
10-Year U.S. Treasury Note	12	03/20/20	1,541	13,082
10-Year U.S. Ultra Long Treasury Note	87	03/20/20	12,241	77,765
U.S. Treasury Ultra Bond	10	03/20/20	1,817	54,998
5-Year U.S. Treasury Note	208	03/31/20	24,671	86,566

				$232,411

				$149,656

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	391,079	USD	434,493	UBS AG	02/05/20	$5,080

USD	828,275	EUR	737,000	Bank of America N.A.	02/05/20	(113)
USD	23,279,897	EUR	21,069,000	Citibank N.A.	02/05/20	(401,668)
USD	112,968	EUR	102,000	Morgan Stanley & Co. International PLC	02/05/20	(1,680)
USD	904,975	EUR	818,000	Morgan Stanley & Co. International PLC	02/05/20	(14,458)
USD	1,389,815	EUR	1,254,200	Morgan Stanley & Co. International PLC	02/05/20	(19,906)
USD	2,627,901	GBP	2,033,000	BNP Paribas S.A.	02/05/20	(67,552)
USD	461,296	HKD	3,612,751	Citibank N.A.	03/13/20	(2,068)

						(507,445)

	Net unrealized depreciation					$(502,365)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	287	01/17/20	USD	295.00	USD	9,237	$6,745

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx USD High Yield Corporate Bond ETF	UBS AG	312,000	01/17/20	USD	84.00	USD	27,437	$15,600

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	287	01/17/20	USD	265.00	USD	9,237	$(1,579)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx USD High Yield Corporate Bond ETF	UBS AG	312,000	01/17/20	USD	80.00	USD	27,437	$(7,800)

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	$(26,255)	$(530,134)	$503,879
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	3,000	(15,753)	(314,249)	298,496

								$(42,008)	$(844,383)	$802,375

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$—	$(844,383)	$802,375	$—	$—
Options Written	—	—	34,668	—	(9,379)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$232,411	$—	$232,411
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	5,080	—	—	5,080
Options purchased
Investments at value — unaffiliated(b)	—	—	22,345	—	—	—	22,345
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	802,375	—	—	—	—	802,375

	$—	$802,375	$22,345	$5,080	$232,411	$—	$1,062,211

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$82,755	$—	$82,755
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	507,445	—	—	507,445
Options written
Options written at value	—	—	9,379	—	—	—	9,379
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	844,383	—	—	—	—	844,383

	$—	$844,383	$9,379	$507,445	$82,755	$—	$1,443,962

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(506,323)	$—	$(506,323)
Forward foreign currency exchange contracts	—	—	—	903,633	—	—	903,633
Options purchased(a)	—	—	(65,029)	—	(42,794)	—	(107,823)
Swaps	—	369,461	—	—	59,881	—	429,342

	$—	$369,461	$(65,029)	$903,633	$(489,236)	$—	$718,829

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$361,339	$—	$361,339
Forward foreign currency exchange contracts	—	—	—	(229,217)	—	—	(229,217)
Options purchased(b)	—	—	(132,249)	—	(63,226)	—	(195,475)
Options written	—	—	34,667	—	—	—	34,667
Swaps	—	912,469	—	—	59,950	—	972,419

	$—	$912,469	$(97,582)	$(229,217)	$358,063	$—	$943,733

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$66,877,816
Average notional value of contracts — short	$44,030,875
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$34,905,652
Average amounts sold — in USD	$10,045,774
Options:
Average value of option contracts purchased	$12,111
Average value of option contracts written	$2,345
Average notional value of swaption contracts purchased	$—	(a)
Credit default swaps:
Average notional value — buy protection	$366,500
Average notional value — sell protection	$8,000,000
Interest rate swaps:
Average notional value — receives fixed rate	$3,450,000

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$52,708		$—
Forward foreign currency exchange contracts	5,080		507,445
Options	22,345	(a)	9,379
Swaps — OTC(b)	802,375		844,383

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$882,508		$1,361,207
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(59,453)		(1,579)

Total derivative assets and liabilities subject to an MNA	$823,055		$1,359,628

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums received in the Statements of Assets and Liabilities.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

The following tables present the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Morgan Stanley & Co. International PLC	$802,375	$(802,375)	$—	$—	$—
UBS AG	20,680	(7,800)	—	—	12,880

	$823,055	$(810,175)	$—	$—	$12,880

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America N.A.	$113	$—	$—	$—	$113
BNP Paribas S.A.	67,552	—	—	—	67,552
Citibank N.A.	403,736	—	—	—	403,736
Morgan Stanley & Co. International PLC	880,427	(802,375)	—	(78,052)	—
UBS AG	7,800	(7,800)	—	—	—

	$1,359,628	$(810,175)	$—	$(78,052)	$471,401

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$—	$—	$69,920	$69,920
Asset-Backed Securities	—	39,302,876	—	39,302,876
Corporate Bonds(a)	580,100	132,266,066	399,054	133,245,220
Floating Rate Loan Interests	—	19,870,197	6,552,615	26,422,812
Foreign Agency Obligations	—	17,259,617	—	17,259,617
Non-Agency Mortgage-Backed Securities	—	39,688,604	797,483	40,486,087
Preferred Securities	—	9,902,975	86,562	9,989,537
U.S. Government Sponsored Agency Securities	—	1,756,815	—	1,756,815
Options Purchased	6,745	15,600	—	22,345
Short-Term Securities:
Foreign Agency Obligations	—	884,218	—	884,218
Money Market Funds	182,194	—	—	182,194
Unfunded Floating Rate Loan Interests(a)	—	4,299	—	4,299

	$769,039	$260,951,267	$7,905,634	$269,625,940

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock 2022 Global Income Opportunity Trust (BGIO)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$802,375	$—	$802,375
Forward foreign currency contracts	—	5,080	—	5,080
Interest rate contracts	232,411	—	—	232,411
Liabilities:
Equity contracts	(1,579)	(7,800)	—	(9,379)
Forward foreign currency contracts	—	(507,445)	—	(507,445)
Interest rate contracts	(82,755)	—	—	(82,755)

	$148,077	$292,210	$—	$440,287

(a)	See above Schedule of Investments for values in each country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $54,954,376 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2018	$1,922,478	$—	$257,000	$7,867,669	$1,228,227	$—	$11,275,374
Transfers into Level 3	—	—	—	775,006	—	—	775,006
Transfers out of Level 3(a)	—	—	—	(1,861,299)	(346,174)	—	(2,207,473)
Accrued discounts/premiums	—	—	—	19,500	—	—	19,500
Net realized gain (loss)	(25,399)	—	—	7,485	—	—	(17,914)
Net change in unrealized appreciation (depreciation)(b)(c)	(2,101)	(13,461)	8,738	(27,005)	—	30,758	(3,071)
Purchases	—	83,381	179,000	3,555,165	—	55,804	3,873,350
Sales	(1,894,978)	—	(45,684)	(3,783,906)	(84,570)	—	(5,809,138)

Closing Balance, as of December 31, 2019	$—	$69,920	$399,054	$6,552,615	$797,483	$86,562	$7,905,634

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(c)	$—	$(13,462)	$8,739	$(27,005)	$—	$30,758	$(970)

(a)

As of December 31, 2018, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2019, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 0.0%
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 03/15/21(a)(b)	USD	79	$—
Sterling Coofs Trust(a):
Series 2004-1, Class A, 2.36%, 04/15/29(b)		1,216	45,202
Series 2004-2, Class Note, 2.08%, 03/30/30(c)		926	35,898

Total Asset-Backed Securities — 0.0% (Cost — $272,852)			81,100

Non-Agency Mortgage-Backed Securities — 4.7%

Collateralized Mortgage Obligations — 3.5%
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21		18	17,545
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR + 16.62%), 13.29%, 08/25/23(d)		20	21,560
Seasoned Credit Risk Transfer Trust, Class MA:
Series 2018-2, 3.50%, 11/25/57		1,447	1,499,863
Series 2018-3, 3.50%, 08/25/57		2,004	2,072,834
Series 2018-4, 3.50%, 03/25/58		6,978	7,232,185
Series 2019-1, 3.50%, 07/25/58		2,244	2,316,499
Series 2019-2, 3.50%, 08/25/58		792	823,445

			13,983,931

Commercial Mortgage-Backed Securities — 1.1%
CSAIL Commercial Mortgage Trust, Class XA(b):
Series 2018-C14, 0.57%, 11/15/51		2,394	96,932
Series 2019-C16, 1.57%, 06/15/52		6,491	772,937
FRESB Mortgage Trust, Series 2019-SB60, Class A10F, 3.31%, 01/25/29(b)		1,530	1,583,705
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 2.72%, 06/15/35(c)(d)		290	288,629
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(c)		1,717	1,671,584
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.76%, 05/15/51(b)		5,073	255,306

			4,669,093

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37		258	58,685
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 01/25/37		31,188	312
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(b)		13,894	14

			59,011

Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/a23(e)		13	12,311
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 02/25/36(e)		192	161,052
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35(e)		91	68,001

			241,364

Total Non-Agency Mortgage-Backed Securities — 4.7% (Cost — $18,442,778)			18,953,399

U.S. Government Sponsored Agency Securities — 143.1%

Agency Obligations — 2.7%
Federal Housing Administration(a):
USGI Projects, Series 99, 7.43%, 06/01/21 - 10/01/23		904	892,446

Security	Par (000)			Value

Agency Obligations (continued)
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	USD	1		$—
Residual Funding Corp., 0.00%, 04/15/30(e)		13,000		10,150,922

				11,043,368

Collateralized Mortgage Obligations — 71.2%
Fannie Mae Mortgage-Backed Securities:
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 4.26%, 06/25/49(d)		18,504		3,617,631
Series 2017-76, Class PB, 3.00%, 10/25/57		3,415		3,422,066
Series 2010-136, Class CY, 4.00%, 12/25/40		3,060		3,365,712
Series 2011-8, Class ZA, 4.00%, 02/25/41		5,342		5,622,125
Series 2011-117, Class CP, 4.00%, 11/25/41		14,350		15,943,496
Series 2012-104, Class QD, 4.00%, 09/25/42		1,639		1,876,119
Series 2013-81, Class YK, 4.00%, 08/25/43		7,000		7,855,613
Series 2018-50, Class EB, 4.00%, 07/25/48		2,001		2,220,328
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 4.31%, 07/25/49(d)		6,623		1,152,389
Series 2010-134, Class DB, 4.50%, 12/25/40		7,000		7,890,516
Series 2011-99, Class CB, 4.50%, 10/25/41		43,000		48,080,321
Series 2010-47, Class JB, 5.00%, 05/25/30		5,566		6,006,539
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 5.14%, 05/25/48(d)		8,087		8,815,023
Series 2003-135, Class PB, 6.00%, 01/25/34		2,649		2,726,290
Series 2004-31, Class ZG, 7.50%, 05/25/34		4,186		5,082,409
Series 2004-84, Class SD, (1 mo. LIBOR US + 12.75%), 9.70%, 04/25/34(d)		1,867		2,095,614
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23(d)		40		44,728
Series 2005-73, Class DS, (1 mo. LIBOR US + 17.55%), 12.89%, 08/25/35(d)		133		158,839
Series 1991-87, Class S, (1 mo. LIBOR US + 26.68%), 21.93%, 08/25/21(d)		1		904
Series G-07, Class S, (1 mo. LIBOR US + 1144.57%), 951.92%, 03/25/21(d)		—	(f)	7
Series 1991-46, Class S, (1 mo. LIBOR US + 2519.00%), 2,108.63%, 05/25/21(d)		—	(f)	—
Freddie Mac Mortgage-Backed Securities:
Series 4384, Class LB, 3.50%, 08/15/43		5,100		5,370,154
Series 4471, Class JB, 3.50%, 09/15/43		3,932		4,209,712
Series 4748, Class BM, 3.50%, 11/15/47		3,351		3,673,376
Series 4880, Class LG, 3.50%, 05/15/49		2,196		2,340,251
Series 4830, Class AV, 4.00%, 10/15/33		1,069		1,196,459
Series 3745, Class ZA, 4.00%, 10/15/40		1,255		1,366,024
Series 3762, Class LN, 4.00%, 11/15/40		2,000		2,241,678
Series 3780, Class ZA, 4.00%, 12/15/40		2,368		2,580,417
Series 4269, Class PM, 4.00%, 08/15/41		8,884		10,104,394
Series 4016, Class BX, 4.00%, 09/15/41		15,408		17,207,230
Series 3960, Class PL, 4.00%, 11/15/41		2,859		3,145,610
Series 4299, Class JY, 4.00%, 01/15/44		1,000		1,111,849
Series 3688, Class PB, 4.50%, 08/15/32		2,757		2,787,833
Series 2731, Class ZA, 4.50%, 01/15/34		3,483		3,741,702
Series 4316, Class VB, 4.50%, 03/15/34		10,787		11,458,952
Series 4615, Class LB, 4.50%, 09/15/41		8,000		9,271,754
Series 3963, Class JB, 4.50%, 11/15/41		800		902,062
Series 4774, Class L, 4.50%, 03/15/48		10,000		11,039,760
Series 3856, Class PB, 5.00%, 05/15/41		10,000		11,092,986
Series 2927, Class BZ, 5.50%, 02/15/35		4,183		4,669,033
Series 2542, Class UC, 6.00%, 12/15/22		515		528,749
Series 0040, Class K, 6.50%, 08/17/24		40		44,072
Series 2218, Class Z, 8.50%, 03/15/30		1,031		1,192,487
Series 1160, Class F, (1 mo. LIBOR US + 40.16%), 32.77%, 10/15/21(d)		1		1,405

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Collateralized Mortgage Obligations (continued)
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	USD	759		$758,928
Series 2010-112, Class TL, 4.00%, 01/20/39		2,426		2,433,412
Series 2011-80, Class PB, 4.00%, 10/20/39		3,951		4,004,508
Series 2012-16, Class HJ, 4.00%, 09/20/40		10,000		10,584,869
Series 2011-88, Class PY, 4.00%, 06/20/41		15,402		16,223,278
Series 2015-96, Class ZM, 4.00%, 07/20/45		7,488		8,575,073
Series 2018-91, Class ZL, 4.00%, 07/20/48		5,439		6,159,612
Series 2004-89, Class PE, 6.00%, 10/20/34		1		506

				285,994,804

Commercial Mortgage-Backed Securities — 1.2%
Fannie Mae Mortgage-Backed Securities, Series 2015-M1, Class X2, 0.54%, 09/25/24(b)		33,343		713,763
FRESB Mortgage Trust, Series 2019-SB61, Class A10F, 3.17%, 01/25/29(b)		1,265		1,305,171
Ginnie Mae Mortgage-Backed Securities, Class IO(b):
Series 2017-64, 0.72%, 11/16/57		3,198		192,173
Series 2013-63, 0.79%, 09/16/51		11,501		568,477
Series 2014-169, 0.82%, 10/16/56		30,903		1,337,301
Series 2016-113, 1.18%, 02/16/58		9,078		740,615

				4,857,500

Interest Only Collateralized Mortgage Obligations — 8.6%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(d)		30		440
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22(d)		14		218
Series 2013-10, Class PI, 3.00%, 02/25/43		8,678		767,260
Series 2012-96, Class DI, 4.00%, 02/25/27		1,515		68,588
Series 2013-45, Class EI, 4.00%, 04/25/43		3,734		395,632
Series 2011-134, Class ST, (1 mo. LIBOR US + 6.00%), 4.21%, 12/25/41(d)		28,670		5,534,017
Series 2016-81, Class CS, (1 mo. LIBOR US + 6.10%), 4.31%, 11/25/46(d)		6,913		1,122,396
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 4.36%, 09/25/47(d)		37,344		7,524,473
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 4.46%, 09/25/45(d)		21,570		3,504,526
Series 2006-36, Class PS, (1 mo. LIBOR US + 6.60%), 4.81%, 05/25/36(d)		4,265		845,918
Series 2011-124, Class GS, (1 mo. LIBOR US + 6.70%), 4.91%, 03/25/37(d)		576		4,713
Series 2010-74, Class DI, 5.00%, 12/25/39		465		4,399
Series 1997-90, Class M, 6.00%, 01/25/28		557		43,727
Series 1999-W4, Class IO, 6.50%, 12/25/28		67		5,304
Series G92-05, Class H, 9.00%, 01/25/22		—	(f)	3
Series 094, Class 2, 9.50%, 08/25/21		—	(f)	6
Series 1991-099, Class L, 930.00%, 08/25/21		—	(f)	—
Freddie Mac Mortgage-Backed Securities:
Series 2559, Class IO, 0.50%, 08/15/30(b)		2		1
Series 3744, Class PI, 4.00%, 06/15/39		4,862		366,885
Series 3923, Class SD, (1 mo. LIBOR US + 6.00%), 4.26%, 09/15/41(d)		37,186		6,308,953
Series 3954, Class SL, (1 mo. LIBOR US + 6.00%), 4.26%, 11/15/41(d)		20,902		3,867,284
Series 4026, Class IO, 4.50%, 04/15/32		1,447		158,322
Series 3796, Class WS, (1 mo. LIBOR US + 6.55%), 4.81%, 02/15/40(d)		2,863		247,228
Ginnie Mae Mortgage-Backed Securities(d):
Series 2012-97, Class JS, (1 mo. LIBOR US + 6.25%), 4.51%, 08/16/42		11,647		1,608,218
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 4.73%, 12/16/39		738		103,658

Security	Par (000)			Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2011-52, Class MJ, (1 mo. LIBOR US + 6.65%), 4.89%, 04/20/41	USD	5,854		$840,975
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 4.93%, 04/16/41		6,985		1,256,568

				34,579,712

Mortgage-Backed Securities — 59.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 01/01/35(g)		180		181,645
3.00%, 01/01/50(g)		4,600		4,665,406
3.50%, 01/01/50 - 02/01/50(g)		5,264		5,414,354
4.00%, 01/01/41 - 01/01/57(h)		103,930		111,263,831
4.50%, 08/01/25 - 09/01/49(h)		42,565		46,191,267
5.00%, 01/01/23 - 01/01/50(g)(h)		32,595		35,498,310
5.50%, 01/01/21 - 10/01/39(h)		7,427		8,326,888
6.50%, 12/01/37 - 10/01/39		2,627		3,038,132
7.50%, 02/01/22		—	(f)	1
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 0.14%, 01/25/28(b)		387		397,253
4.00%, 08/01/49		8,700		9,195,004
5.00%, 02/01/22 - 04/01/22		33		34,169
5.50%, 01/01/39(h)		9,831		11,070,704
Ginnie Mae Mortgage-Backed Securities:
5.00%, 10/20/39(h)		2,496		2,757,022
7.50%, 01/15/23 - 11/15/23		28		29,650
8.00%, 10/15/22 - 08/15/27		18		18,157
9.00%, 04/15/20 - 09/15/21		—	(f)	329

				238,082,122

Principal Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities(e):
Series 1991-7, Class J, 0.00%, 02/25/21		—	(f)	168
Series G93-2, Class KB, 0.00%, 01/25/23		17		16,184
Series 1993-51, Class E, 0.00%, 02/25/23		6		5,573
Series 203, Class 1, 0.00%, 02/25/23		2		1,704
Series 1993-70, Class A, 0.00%, 05/25/23		1		997
Series 0228, Class 1, 0.00%, 06/25/23		2		1,522
Series 1999-W4, Class PO, 0.00%, 02/25/29		32		30,083
Series 2002-13, Class PR, 0.00%, 03/25/32		54		50,298
Freddie Mac Mortgage-Backed Securities(e):
Series 1418, Class M, 0.00%, 11/15/22		6		5,470
Series 1571, Class G, 0.00%, 08/15/23		50		48,286
Series 1691, Class B, 0.00%, 03/15/24		114		109,162
Series T-8, Class A10, 0.00%, 11/15/28		2		1,600

				271,047

Total U.S. Government Sponsored Agency Securities — 143.1% (Cost — $570,829,908)				574,828,553

Total Long-Term Investments — 147.8% (Cost — $589,545,538)				593,863,052

Short-Term Securities — 3.1%

Borrowed Bond Agreement(j) — 0.2%
Credit Suisse AG, 1.60%, open(i) (Purchased on 7/17/19 to be repurchased at $964,973. Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $980,689, respectively)		958		958,265

Total Borrowed Bond Agreement — 0.2% (Cost — $958,265)				958,265

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Money Market Funds — 2.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(k)(l)		11,451,861	$11,451,861

Total Money Market Fund — 2.9% (Cost — $11,451,861)			11,451,861

Total Short-Term Securities — 3.1% (Cost — $12,410,126)			12,410,126

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 150.9% (Cost — $601,955,664)			606,273,178

	Par (000)

Borrowed Bonds (0.2)%

U.S. Governments Obligations — (0.2)%
U.S. Treasury Bonds, 2.75%, 11/15/42	USD	(917)	(980,689)

Borrowed Bonds — (0.2)% (Proceeds — $842,347)			(980,689)

TBA Sale Commitments(g) — (0.4)%

Mortgage-Backed Securities — (0.4)%
Fannie Mae Mortgage-Backed Securities 3.50%, 01/14/50		1,600	(1,645,937)

Total TBA Sale Commitments — (0.4)% (Proceeds — $1,642,334)			(1,645,937)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 150.3% (Cost — $599,470,983)			603,646,552

Liabilities in Excess of Other Assets — (50.3)%			(201,931,065)

Net Assets — 100.0%			$401,715,487

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Zero-coupon bond.
(f)	Amount is less than 500.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	The amount to be repurchased assumes the maturity will be the day after period end.
(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(k)	Annualized 7-day yield as of period end.

(l)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,469,268	4,982,593	11,451,861	$11,451,861	$145,417	$10	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	2.08%	12/11/19	1/14/20	$41,138,598	$41,186,136	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.08	12/11/19	1/14/20	17,250,023	17,269,957	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	2,279,260	2,281,856	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	6,804,556	6,812,305	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	3,174,800	3,178,416	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	2,672,008	2,675,051	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	2,652,823	2,655,845	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	7,366,823	7,375,213	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	2,512,475	2,515,336	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	16,859,084	16,878,284	U.S. Government Sponsored Agency Securities	Up to 30 Days

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
HSBC Securities (USA), Inc.	2.05%	12/11/19	1/14/20	$8,550,499	$8,560,237	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	4,035,999	4,040,596	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	2,387,687	2,390,406	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	1,741,373	1,743,356	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	1,802,587	1,804,640	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	5,594,560	5,600,932	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	1,813,182	1,815,247	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	8,996,722	9,006,968	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	10,728,547	10,740,765	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	5,363,406	5,369,514	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	5,257,391	5,263,379	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	3,342,615	3,346,422	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	3,227,065	3,230,740	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	2,076,281	2,078,646	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	5,782,264	5,788,850	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	2,043,649	2,045,976	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$175,454,277	$175,655,073

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
90-Day Euro-Dollar	33	03/16/20	$8,107	$(42,847)
10-Year U.S. Treasury Note	39	03/20/20	5,008	51,709
10-Year U.S. Ultra Long Treasury Note	220	03/20/20	30,955	401,238
Long U.S. Treasury Bond	413	03/20/20	64,389	1,411,765
5-Year U.S. Treasury Note	721	03/31/20	85,517	316,369
90-Day Euro-Dollar	87	06/15/20	21,382	(220,991)
90-Day Euro-Dollar	98	09/14/20	24,099	(291,292)
90-Day Euro-Dollar	1	12/14/20	246	861
90-Day Euro-Dollar	1	03/15/21	246	911
90-Day Euro-Dollar	1	06/14/21	246	924
90-Day Euro-Dollar	3	12/13/21	738	2,883

				$1,631,530

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.35%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A	08/31/23	USD	12,100	$(355,515)	$140	$(355,655)
2.30%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A	08/31/23	USD	14,100	(389,240)	163	(389,403)
1.70%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A	11/30/23	USD	1,500	473	18	455
1.41%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A	11/30/23	USD	4,900	57,925	60	57,865

								$(686,357)	$381	$(686,738)

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Income Trust, Inc. (BKT)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.91%	Quarterly	3.43%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	03/28/21	USD	6,000	$175,631	$(36,389)	$212,020
3-Month LIBOR, 1.91%	Quarterly	5.41%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	1,087,367	—	1,087,367

									$1,262,998	$(36,389)	$1,299,387

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$381	$—	$58,320	$(745,058)
OTC Swaps	—	(36,389)	1,299,387	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,186,660		$—	$2,186,660
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	58,320		—	58,320
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	1,299,387		—	1,299,387

	$—	$—	$—	$—	$3,544,367	$		$3,544,367

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$555,130		$—	$555,130
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	745,058		—	745,058
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	36,389		—	36,389

	$—	$—	$—	$—	$1,336,577		$—	$1,336,577

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(14,105,151)	$—	$(14,105,151)
Swaps	—	—	—	—	671,892	—	671,892

	$—	$—	$—	$—	$(13,433,259)	$—	$(13,433,259)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$6,102,855	$—	$6,102,855
Swaps	—	—	—	—	(708,941)	—	(708,941)

	$—	$—	$—	$—	$5,393,914	$—	$5,393,914

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Income Trust, Inc. (BKT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,603,170
Average notional value of contracts — short	$250,309,438
Interest rate swaps:
Average notional amount-pays fixed rate	$22,850,000
Average notional amount-receives fixed rate	$15,565,000

For more information about the Trust investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$203,333	$367
Swaps — Centrally cleared	18,574	—
Swaps — OTC(a)	1,299,387	36,389

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,521,294	$36,756
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(221,907)	(367)

Total derivative assets and liabilities subject to an MNA	$1,299,387	$36,389

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets
JPMorgan Chase Bank N.A.	$1,299,837	$(36,389)	$—	$(1,263,448)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Bank N.A.	$36,389	$(36,389)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$—	$81,100	$81,100
Non-Agency Mortgage-Backed Securities	—	18,953,399	—	18,953,399
U.S. Government Sponsored Agency Securities	—	573,936,107	892,446	574,828,553
Short-Term Securities:
Borrowed Bond Agreement	—	958,265	—	958,265
Money Market Funds	11,451,861	—	—	11,451,861

	$11,451,861	$593,847,771	$973,546	$606,273,178

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Income Trust, Inc. (BKT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Borrowed Bond Agreement	$—	$(980,689)	$—	$(980,689)
TBA Sale Commitments	—	(1,645,937)	—	(1,645,937)

	$11,451,861	$591,221,145	$973,546	$603,646,552

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$2,186,660	$1,357,707	$—	$3,544,367
Liabilities:
Interest rate contracts	(555,130)	(745,058)	—	(1,300,188)

	$1,631,530	$612,649	$—	$2,244,179

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $175,655,073 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Statements of Assets and Liabilities

December 31, 2019

	BGIO	BKT

ASSETS
Investments at value — unaffiliated(a)	$269,439,447	$594,821,317
Investments at value — affiliated(b)	182,194	11,451,861
Cash	94,439	—
Cash pledged:
Collateral — OTC derivatives	220,000	—
Futures contracts	293,000	2,146,260
Centrally cleared swaps	—	491,000
Foreign currency at value(c)	1,265,290	—
Receivables:
Investments sold	557,542	5,949
TBA sale commitments	—	1,642,334
Dividends — affiliated	1,777	18,518
Interest — unaffiliated	3,326,368	2,101,564
Principal paydowns	130,321	—
Variation margin on futures contracts	52,708	203,333
Variation margin on centrally cleared swaps	—	18,574
Unrealized appreciation on:
Forward foreign currency exchange contracts	5,080	—
OTC swaps	802,375	1,299,387
Unfunded floating rate loan interests	4,299	—
Prepaid expenses	1,618	3,112

Total assets	276,376,458	614,203,209

LIABILITIES
Cash received as collateral for OTC derivatives	—	1,340,000
Borrowed bonds at value(d)	—	980,689
Options written at value(e)	9,379	—
TBA sale commitments at value(f)	—	1,645,937
Reverse repurchase agreements at value	54,954,376	175,655,073
Payables:
Investments purchased	2,204,687	29,516,072
Administration fees	—	101,626
Income dividend distributions	1,482,055	2,194,621
Interest expense	—	3,256
Investment advisory fees	270,928	439,631
Trustees’ and Officer’s fees	276	261,056
Other accrued expenses	194,291	313,005
Variation margin on futures contracts	—	367
Swap premiums received	844,383	36,389
Unrealized depreciation on forward foreign currency exchange contracts	507,445	—

Total liabilities	60,467,820	212,487,722

NET ASSETS	$215,908,638	$401,715,487

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$217,608,149	$465,930,125
Accumulated loss	(1,699,511)	(64,214,638)

NET ASSETS	$215,908,638	$401,715,487

Net asset value	$9.75	$6.30

(a) Investments at cost — unaffiliated	$263,224,310	$590,503,803
(b) Investments at cost — affiliated	$182,194	$11,451,861
(c) Foreign currency at cost	$1,265,118	$—
(d) Proceeds received from borrowed bonds	$—	$842,347
(e) Premium received	$44,046	$—
(f) Proceeds from TBA sale commitments	$—	$1,642,334
(g) Shares outstanding	22,136,745	63,797,112
(h) Shares authorized	Unlimited	200 million
(i) Par value	$0.001	$0.010

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2019

	BGIO	BKT

INVESTMENT INCOME
Interest — unaffiliated	$16,121,428	$24,193,420
Dividends — affiliated	99,672	145,417
Foreign taxes withheld	(27,654)	—

Total investment income	16,193,446	24,338,837

EXPENSES
Investment advisory	1,627,115	2,633,264
Professional	115,113	179,231
Accounting services	59,644	94,110
Transfer agent	28,721	93,125
Custodian	20,061	31,790
Trustees and Officer	16,331	72,021
Printing	13,130	15,979
Registration	9,085	23,761
Administration	—	607,676
Miscellaneous	35,888	55,269

Total expenses excluding interest expense	1,925,088	3,806,226
Interest expense	1,679,064	4,526,848

Total expenses	3,604,152	8,333,074
Less fees waived and/or reimbursed by the Manager	(3,486)	(4,972)

Total expenses after fees waived and/or reimbursed	3,600,666	8,328,102

Net investment income	12,592,780	16,010,735

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,808,509)	(10,359,323)
Capital gain distributions from investment companies — affiliated	2	10
Futures contracts	(506,323)	(14,105,151)
Forward foreign currency exchange contracts	903,633	—
Foreign currency transactions	112,859	—
Swaps	429,342	671,892

	(1,868,996)	(23,792,572)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	19,327,366	31,913,713
Borrowed bonds	—	(103,915)
Futures contracts	361,339	6,102,855
Forward foreign currency exchange contracts	(229,217)	—
Foreign currency translations	17,557	—
Options written	34,667	—
Swaps	972,419	(708,941)
Unfunded floating rate loan interests	4,299	—

	20,488,430	37,203,712

Net realized and unrealized gain	18,619,434	13,411,140

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,212,214	$29,421,875

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

	BGIO		BKT
	Year Ended December 31,		Year Ended 12/31/19	Period from 09/01/18 to 12/31/18	Year Ended 08/31/18
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,592,780	$13,829,737	$16,010,735	$5,356,949	$15,380,273
Net realized gain (loss)	(1,868,996)	(5,759,750)	(23,792,572)	1,883,503	3,580
Net change in unrealized appreciation (depreciation)	20,488,430	(17,511,117)	37,203,712	(401,364)	(21,780,683)

Net increase (decrease) in net assets resulting from operations	31,212,214	(9,441,130)	29,421,875	6,839,088	(6,396,830)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(13,652,939)	(13,277,327)	(18,834,138)	(8,502,470)	(19,309,786)
From return of capital	—	—	(7,501,308)	(2,470,634)	(1,505,499)

Decrease in net assets resulting from distributions to shareholders	(13,652,939)	(13,277,327)	(26,335,446)	(10,973,104)	(20,815,285)

CAPITAL SHARE TRANSACTIONS
Cost of shares repurchased	—	—	—	—	(854,488)
Reinvestment of common distributions	76,934	—	—	—	—

Net increase (decrease) in net assets derived from capital share transactions	76,934	—	—	—	(854,488)

NET ASSETS
Total increase (decrease) in net assets	17,636,209	(22,718,457)	3,086,429	(4,134,016)	(28,066,603)
Beginning of period	198,272,429	220,990,886	398,629,058	402,763,074	430,829,677

End of period	$215,908,638	$198,272,429	$401,715,487	$398,629,058	$402,763,074

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended December 31, 2019

	BGIO	BKT

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$31,212,214	$29,421,875
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	110,565,195	1,470,336,951
Purchases of long-term investments	(116,989,175)	(1,444,021,733)
Net proceeds from purchases of short-term securities	(277,967)	(5,069,708)
Amortization of premium and accretion of discount on investments and other fees	370,334	8,563,478
Premiums received from options written	44,046	—
Net realized loss on investments	2,808,509	10,417,783
Net unrealized appreciation on investments, borrowed bonds, swaps and foreign currency translations	(20,049,584)	(31,787,595)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	2,142	(4,852)
Interest — unaffiliated	238,293	206,387
Variation margin on futures contracts	(52,708)	(174,817)
Variation margin on centrally cleared swaps	8,225	(18,574)
Swap premiums paid	5,618	—
Prepaid expenses	(230)	(606)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(270,000)	330,000
Collateral — TBA commitments	—	(11,000)
Payables:
Administration fees	—	50,979
Interest expense	649,819	(412,487)
Investment advisory fees	145,352	220,368
Trustees’ and Officer’s fees	(4,350)	38,654
Variation margin on futures contracts	(21,573)	(475,387)
Other accrued expenses	89,374	176,481
Swap premiums received	(240,005)	(28,342)

Net cash provided by operating activities	8,233,529	37,757,855

CASH PROVIDED BY FINANCING ACTIVITIES
Cash dividends paid to shareholders	(13,200,394)	(26,335,446)
Decrease in bank overdraft	—	(51,186)
Net borrowing of reverse repurchase agreements	3,328,069	(10,731,223)

Net cash used for financing activities	(9,872,325)	(37,117,855)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$11,524	$—

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(1,627,272)	640,000
Restricted and unrestricted cash and foreign currency at beginning of year	3,500,001	1,997,260

Restricted and unrestricted cash and foreign currency at end of year	$1,872,729	$2,637,260

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest expense	$1,029,245	$4,939,335

NON-CASH FINANCING ACTIVITIES

Capital shares issued in reinvestment of distributions paid to Common Shareholders	76,934	—

FINANCIAL STATEMENTS	37

Statements of Cash Flows  (continued)

Year Ended December 31, 2019

	BGIO	BKT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash	$94,439	$—
Cash pledged:
Collateral — OTC derivatives	220,000	—
Futures contracts	293,000	2,146,260
Centrally cleared swaps	—	491,000
Foreign currency at value	1,265,290	—

	$1,872,729	$2,637,260

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash	43,062	—
Cash pledged:
Collateral — reverse repurchase agreements	—	216,000
Collateral — OTC derivatives	1,030,000	—
Futures contracts	73,000	1,781,260
Centrally cleared swaps	86,000	—
Foreign currency at value	2,267,939	—

	$3,500,001	$1,997,260

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BGIO

	Year Ended December 31,			Period from 02/27/17 (a) to 12/31/17
	2019	2018

Net asset value, beginning of period	$8.96	$9.99		$9.85	(b)

Net investment income(c)	0.57	0.62		0.50
Net realized and unrealized gain (loss)	0.84	(1.05)		0.18

Net increase (decrease) from investment operations	1.41	(0.43)		0.68

Distributions(d)
From net investment income	(0.62)	(0.60)		(0.51)
From net realized gain	—	—		(0.01)

Total distributions	(0.62)	(0.60)		(0.52)

Capital changes with respect to issuance of shares	—	—		(0.02)

Net asset value, end of period	$9.75	$8.96		$9.99

Market price, end of period	$9.86	$8.32		$9.80

Total Return(e)
Based on net asset value	16.11%	(4.11	)%(f)	6.87	%(g)

Based on market price	26.46%	(9.24)%		3.26	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.70%	1.66%		1.60	%(i)(j)

Total expenses after fees waived	1.70%	1.65%		1.59	%(i)(j)

Total expenses after fees waived and excluding interest expense	0.91%	0.93%		0.93	%(i)(j)

Net investment income	5.94%	6.52%		5.99	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$215,909	$198,272		$220,991

Borrowings outstanding, end of period (000)	$54,954	$50,976		$100,982

Portfolio turnover rate(k)	41%	83%		125%

(a)	Commencement of operations.
(b)	Net asset value, beginning of period, reflects a reduction of $0.15 per share sales charge from the initial offering price of $10.00 per share.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,		Period from 02/27/17 (a) to 12/31/17
	2019	2018
Investments in underlying funds	—%	—%	0.03%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios and net investment income ratio. If these expenses were annualized, the total expenses would have been 1.61%,1.60%, 0.94% and 5.99%, respectively.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,		Period from 02/27/17 (a) to 12/31/17
	2019	2018
Portfolio turnover rate (excluding MDRs)	41%	78%	93%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKT
	Year Ended 12/31/19	Period from 09/01/18 to 12/31/18		Year Ended August 31,
				2018	2017	2016	2015

Net asset value, beginning of period	$6.25	$6.31		$6.74	$6.96	$7.08	$7.27

Net investment income(a)	0.25	0.08		0.24	0.25	0.28	0.32
Net realized and unrealized gain (loss)	0.21	0.03		(0.34)	(0.15)	(0.05)	(0.11)

Net increase (decrease) from investment operations	0.46	0.11		(0.10)	0.10	0.23	0.21

Distributions(b)
From net investment income	(0.29)	(0.13)		(0.30)	(0.32)	(0.35)	(0.40)
From return of capital	(0.12)	(0.04)		(0.03)	—	—	—

Total distributions	(0.41)	(0.17)		(0.33)	(0.32)	(0.35)	(0.40)

Net asset value, end of period	$6.30	$6.25		$6.31	$6.74	$6.96	$7.08

Market price, end of period	$6.05	$5.64		$5.77	$6.31	$6.60	$6.30

Total Return(c)
Based on net asset value	7.91%	2.06	%(d)	(1.14)%	1.82%	3.64%	3.56%

Based on market price	14.83%	0.72	%(d)	(3.44)%	0.53%	10.44%	4.35%

Ratios to Average Net Assets(e)
Total expenses	2.06%	2.08	%(f)(g)	1.79%	1.29%	1.08%	0.99	%(h)

Total expenses after fees waived and/or reimbursed	2.06%	2.08	%(f)	1.79%	1.28%	1.08%	0.99	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.99	%(f)	1.04%	0.90%	0.89%	0.90	%(h)

Net investment income	3.95%	4.04	%(f)	3.72%	3.63%	4.01%	4.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$401,715	$398,629		$402,763	$430,830	$444,882	$452,616

Borrowings outstanding, end of period (000)	$175,655	$186,799		$186,441	$185,769	$152,859	$173,695

Portfolio turnover rate(i)	255%	95%		373%	346%	141%	191%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/19	Period from 09/01/18 to 12/31/18	Year Ended August 31,
			2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(h)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.99%, 0.99% and 0.89% for the year ended August 31, 2015.

(i)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/19	Period from 09/01/18 to 12/31/18	Year Ended August 31,
			2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	136%	45%	181%	161%	63%	78%

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock 2022 Global Income Opportunity Trust	BGIO	Delaware	Non-diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Board of Directors of BKT and Board of Trustees of BGIO are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their common shares (“Common Shares”) on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For BGIO, distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Distributions paid by BKT are recorded on the ex-dividend date. Subject to BKT’s managed distribution plan, BKT intends to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period December 31, 2019. The adjusted cost basis of securities at December 31, 2018 for BGIO is $256,472,875. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the BGIO.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts, including other trusts managed by the Manager, are prorated among those trusts on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, BGIO had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
BGIO	Connect Finco Sarl	$191,502	$187,980	$192,279	$4,299

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a trust may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a trust mitigate their counterparty risk, TBA commitments may be entered into by a trust under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a trust and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a trust, if any, is noted in the Schedules of Investments. Typically, a trust is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a trust are not fully collateralized, contractually or otherwise, a trust bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a trust is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a trust is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a trust borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the year ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BGIO	$59,363,408	2.83%
BKT	185,636,514	2.44

Borrowed bond agreements and reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With borrowed bond agreements and reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BGIO’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BGIO
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$(14,075,958)	$14,075,958	$—	$—
BNP Paribas S.A.	(19,311,522)	19,311,522	—	—
Credit Suisse Securities (USA) LLC	(1,215,646)	1,215,646	—	—
Goldman Sachs & Co LLC	(666,417)	666,417	—	—
RBC Capital Markets LLC	(19,684,833)	19,684,833	—	—

	$(54,954,376)	$54,954,376	$—	$—

(a)

Collateral with a value of $65,730,476 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Borrowed Bonds Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (d)
Credit Suisse AG	$958,265	$—	$(983,945)	$(25,680)	$—	$—	$—	$—	$—	$(25,680)
Citigroup Global Markets, Inc.	—	(58,456,093)	—	(58,456,093)	—	—	58,456,093	—	58,456,093	—
HSBC Securities (USA), Inc.	—	(117,198,980)	—	(117,198,980)	—	—	117,198,980	—	117,198,980	—

	$958,265	$(175,655,073)	$(983,945)	$(175,680,753)	$—	$—	$175,655,073	$—	$175,655,073	$(25,680)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $3,256 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $181,191,022 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a trust sells a security it does not hold in anticipation of a decline in the market price of that security. When a trust makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A trust is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A trust is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a trust sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a trust will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, each Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BGIO pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

With respect to BGIO, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide for that portion of BGIO for which BIL or BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by BGIO to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. Prior to December 1, 2019, this waiver and/or reimbursement was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived were as follows:

	BGIO	BKT
Amounts waived	$3,486	$4,972

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BGIO	$—	$110,965	$(7,153)

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	BGIO	BKT
Purchases	$118,775,398	$1,456,435,297
Sales	109,055,427	1,396,553,454

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
BKT	$649,378,246	$649,187,477

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BGIO’s and BKT’s U.S. federal tax returns generally remains open, for BGIO, for the years ended December 31, 2019 and December 31, 2018 and the period ended December 31, 2017 and for BKT, each of the three years ended August 31, 2018, the year ended December 31, 2019 and the period ended December 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

	BGIO		BKT
Ordinary income
12/31/19		$13,652,939	$18,834,138
12/31/18		13,277,327	8,502,470
08/31/18		—	19,309,786
Return of capital
12/31/19		—	7,501,308
12/31/18		—	2,470,634
08/31/18		—	1,505,499

Total
12/31/19		$13,652,939	$26,335,446

12/31/18		$13,277,327	$10,973,104

08/31/18	$	N/A	$20,815,285

As of period end, the tax components of accumulated loss were as follows:

	BGIO	BKT
Non-expiring capital loss carryforwards(a)	$(8,102,789)	$(66,479,922)
Net unrealized gains(b)	6,403,278	2,265,284

Total	$(1,699,511)	$(64,214,638)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, amortization methods for premiums and discounts on fixed income securities, the classification of investments, the accounting for swap agreements and the timing of distributions.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGIO	BKT
Tax cost	$263,445,009	$601,955,664

Gross unrealized appreciation	$12,196,891	$29,946,409
Gross unrealized depreciation	(5,190,618)	(25,226,469)

Net unrealized appreciation	$7,006,273	$4,719,940

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

BGIO will terminate on or about February 28, 2022. BGIO is not a target term fund and thus does not seek to return its initial public offering price of $10.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $10.00 per common share.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Objective Risk: There is no assurance that BGIO will achieve its investment objective. A variety of circumstances may make it extremely difficult for BGIO to achieve its investment objective. Such circumstances include, but may not be limited to, the existence of an inverted yield curve, a rapid and significant increase in interest rates, a significant decrease in issuer credit quality generally and/or increased defaults, increased volatility in currency markets and/or in currency exchange rates and negative economic, market, political and/or social developments impacting emerging markets. Additionally, the limited term of the Trust may increase the risk that BGIO may not meet its investment objective. A limited term limits the period during which BGIO can generate returns and increases the potential impact that a disruptive market event or one or more of the conditions outlined above could have on BGIO’s annualized returns.

Valuation Risk: The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BGIO may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

Each Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

BGIO is authorized to issue an unlimited numbers of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For BKT, for the years ended December 31, 2019 and December 31, 2018, shares issued and outstanding remained constant. For BGIO, shares issued and outstanding for the year ended December 31, 2018 remained constant and for the year ended December 31, 2019, shares issued and outstanding increased by 7,866 shares as a result of a dividend reinvestment.

BKT participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, BKT was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, BKT may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that BKT will purchase shares in any particular amounts. For the year ended December 31, 2019, BKT did not repurchase any shares.

For the period shown, shares repurchased and cost, including transaction costs, were as follows:

BKT	Shares	Amount
Year Ended December 31, 2019	—	$—
Period Ended December 31, 2018	—	—
Year Ended August 31, 2018	145,423	854,488

As of December 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Trusts, owned 17,919 shares of BGIO.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Paid (b)	Declared (c)
BGIO	$0.050000	$0.016950	$0.050000
BKT	0.034400	—	0.034400

(a)	Net investment income dividend paid on January 9, 2020 to Common Shareholders of record on December 31, 2019.
(b)	Net investment income special dividend paid on January 9, 2020 to Common Shareholders of record on December 31, 2019.
(c)	Net investment income dividend declared on February 3, 2020, payable to shareholders of record on February 14, 2020.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock 2022 Global Income Opportunity Trust and BlackRock Income Trust, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock 2022 Global Income Opportunity Trust and BlackRock Income Trust, Inc. (the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations and their cash flows for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock 2022 Global Income Opportunity Trust	For each of the two years in the period ended December 31, 2019	For the two years in the period ended December 31, 2019, and the period from February 27, 2017 (commencement of operations) through December 31, 2017
BlackRock Income Trust, Inc.	For the year ended December 31, 2019, for the period from September 1, 2018 through December 31, 2018 and for the year ended August 31, 2018	For the year ended December 31, 2019, the period from September 1, 2018 through December 31, 2018 and for each of the four years in the period ended August 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distribution paid by the Funds:

	Month Paid	BGIO	BKT
Qualified Dividend Income for Individuals(a)	February 2019 — January 2020	2.05%	—%
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	January 2019 —December 2019	40.88	100.00
	January 2020	40.88	—

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	53

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

BlackRock (Singapore) Limited

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGIO.

TRUSTEE AND OFFICER INFORMATION	57

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Frank J. Fabozzi		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BGIO	20,723,623	78,433	20,727,524	74,532	20,729,549	72,507	20,723,623	78,433

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Cynthia L. Egan, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, and W. Carl Kester.

Shareholders elected the Class III Trustees as follows:

	Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn		Henry Gabbay
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BKT	48,455,197	9,734,020	48,498,033	9,691,184	48,603,011	9,586,206	48,633,620	9,555,597

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

BGIO’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by BGIO for any particular month may be more or less than the amount of net investment income earned by BGIO during such month. The portion of distributions that exceeds BGIO’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. BGIO’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BKT’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, BKT employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of BKT.

The distributions paid by BKT for any particular month may be more or less than the amount of net investment income earned by BKT during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of BKT and is reported in BKT’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. BKT’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed BKT’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed BKT’s total return performance. When total distributions exceed total return performance for the period, the difference reduces BKT’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing BKT’s expense ratio and reducing the amount of assets BKT has available for long term investment.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Trusts do not make available copies of its Statement of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

On July 29, 2019, the Board approved the elimination of BKT’s non-fundamental policy limiting investments in illiquid securities to 20% of BKT’s net assets. As a result, BKT may invest without limit in illiquid securities.

Except as described above, during the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	59

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

ETF	Exchange Traded Fund

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

PIK	Payment-In-Kind

TBA	To-Be-Announced

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	61

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BGIO-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Income Trust, Inc.	$62,016	$55,815	$0	$0	$10,050	$6,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from August 31 to December 31 effective December 31, 2018 whereby this fiscal year consisted of the four months ended December 31, 2018.

4 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Income Trust, Inc.	$10,050	$6,700
[1]	The registrant changed its fiscal year end from August 31 to December 31 effective December 31,2018 where by this fiscal year consisted of the four months ended December 31, 2018.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,050,500	$2,274,000
[1]	The registrant changed its fiscal year end from August 31 to December 31 effective December 31, 2018 whereby this fiscal year consisted of the four months ended December 31, 2018.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)     As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Matthew Kraeger, Managing Director at BlackRock and Ron Sion, Managing Director at BlackRock. Messrs. Kraeger and Sion are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Kraeger and Sion have been members of the Fund’s portfolio management team since 2016.

Portfolio Manager	Biography
Matthew Kraeger	Managing Director of BlackRock since 2015; Director of BlackRock since 2015; Director of BlackRock since 2009.
Ron Sion	Managing Director of BlackRock since 2011; Director of BlackRock since 2007.

(a)(2) As of December 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Matthew Kraeger	6	9	21	0	4	20

	$2.45 Billion	$2.26 Billion	$14.58 Billion	$0	$1.90 Billion	$14.18 Million

Ron Sion	0	0	0	0	0	0

	$0	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Kraeger and Sion may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kraeger and Sion may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Matthew Kraeger	A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Ron Sion	FTSE Mortgage Index

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Matthew Kraeger	$50,001 - $100,000
Ron Sion	$500,001 - $1,000,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission	of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls	and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure	of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: March 6, 2020